                               AGREEMENT OF LEASE

     This Agreement of Lease is entered into as of the 30th day of March, 1993 between the Landlord named below and the Tenant named below, as follows:

     In consideration of the rents, covenants and conditions hereinafter reserved and contained, Landlord hereby agrees to lease to Tenant, and Tenant hereby agrees to hire from Landlord, the Demised Premises described herein.

     Landlord and Tenant agree that the terms and conditions of this lease are as set forth in this Agreement of Lease, and the attached General Terms of Lease, including, without limitation, the exhibits or riders referred to in the General Terms of Lease, all of which are incorporated herein and are hereinafter referred to collectively as the "Lease". For purposes of this Lease, and any supplement(s), amendment(s) or modification(s) thereof, the terms listed below shall have the following meanings:

"LANDLORD":  TINICUM PROPERTIES ASSOCIATES LIMITED PARTNERSHIP
ADDRESS:     c/o DKM Properties Corp.
             10 Industrial Highway
             Mail Stop No. 1
             Lester, Pennsylvania 19113

   "TENANT": World Airways, Inc. (A Delaware Corporation)
   ADDRESS:  13873 Park Center Road, Ste. 490
             Herndon, Virginia 22071


     "DEMISED PREMISES" shall mean the space in the Property known as "E" Building, 15,000 American Way, Tinicum Industrial Park, 10 Industrial Highway, MS #19, Lester, PA 19113, as shown on the plan(s) attached as Exhibit A-1 to the General Terms of Lease, containing 5,866 rentable square feet.

     "PROPERTY" shall mean the real property located in Tinicum Township, Lester, Delaware County, Pennsylvania, as shown on the plan attached as Exhibit A-2 to the General Terms of Lease, containing 1,624,749 rentable square feet.

     "TENANT'S PRO RATA SHARE" shall mean the rentable square feet in the Demised Premises divided by the rentable square feet in the Property.

     "BASE RENT" shall mean the annual sum of $48,687.60, which will be payable in equal monthly installments of $4,057.30. Base Rent shall increase two (2%) percent each lease year.

     "ADDITIONAL RENT" shall mean all sums designated as Additional Rent or otherwise payable by Tenant to Landlord as set forth in the General Terms of Lease, including, without limitation, the following items which will be paid monthly at the same time as installments of Base Rent are paid, based on Landlord's estimate of the annual amount thereof, subject to adjustment as set forth in the General Terms of Lease:

1. Tenant's Pro Rata Share of Operating Expenses, currently estimated to be $0.90 per square foot, payable in equal monthly installments during the first lease year in the amount of $439.95.

2. Tenant's Pro Rata Share of Real Estate Taxes, currently estimated to be $0.40 per square foot, payable in equal monthly installments during the first lease year in the amount of $195.53.

3. Electric service metered or submetered to the Demised Premises based on actual usage.

4. HVAC service metered or submetered to the building in which the Demised Premises is located based on actual usage in the same proportion as the rentable square footage in the Demised Premises bears to the rentable square footage in such building.

5. Janitorial services to the Demised Premises, if provided by Landlord, based on actual cost to Landlord plus eight percent (8%).

6. Trash removal services to the Demised Premises, if provided by Landlord, based on actual cost to Landlord plus eight percent (8%).


  "OPERATING EXPENSES" shall mean the expenses of Landlord incurred in operating the Property, as more particularly described in Exhibit E to the General Terms of Lease.


  "REAL ESTATE TAXES" shall mean the real estate taxes on the Property, as more particularly described in Exhibit E to the General Terms of Lease.

  "COMMENCEMENT DATE" shall mean the date referred to in Section 3.1 of the General Terms of Lease, which, subject to Section 5.3 of the General Terms of Lease, will be the date Landlord receives a Certificate or Temporary Certificate of Occupancy which Landlord and Tenant currently estimate will be May 15, 1993.

  "TERM" shall mean a period of forty-eight (48) months from the Commencement Date plus the Partial Month, if any, referred to in Section 3.2 of the General Terms of Lease, and will, if the context requires, include any extension(s) of the initial term and be subject to earlier termination as provided in the General Terms of Lease.

  "LANDLORD SERVICES AND UTILITIES" shall mean those services and utilities specifically marked below:

                                Supplied by Landlord
                                --------------------
      Category                  Yes       No
      --------                  ---       --
      Heat                      X
      Electricity               X
      Air Conditioning          X
      Water and Sewer           X
      Janitorial                          X
      Trash Removal                       X
      Crane Usage                         X
      Railroad Usage                      X

     "SECURITY DEPOSIT" shall mean the sum of $4,692.72 as referred to in
Article 17 of the General Terms of Lease, which amount shall be due and payable upon the execution of this Lease.

     "USE" shall mean Tenant's occupancy of the Demised Premises as referred to in Section 2.1 of the General Terms of Lease for the purpose of administrative offices, training center, and other operations which are permitted by Township ordinance, are non-hazardous and do not conflict with other tenants, all of which must be related to the ongoing operations of World Airways, Inc.

     "BILLING ADDRESS" shall mean the address at which Tenant will be billed which is the Tenant Address.

     "COMMON FACILITIES" shall mean the Property, less the Demised Premises and any other space in the Property leased or held for lease to tenants, all generally as shown on Exhibit A-2 to the General Terms of Lease.

     "LEASE YEAR" shall mean a period of twelve (12) consecutive calendar months, the first of which will begin on the Commencement Date, provided that if the Commencement Date is not the first day of a calendar month the first Lease Year will consist of the Partial Month referred to in Section 3.2 of the General Terms of Lease and the next succeeding twelve (12) consecutive calendar months.

     "MORTGAGEE" shall mean the holder of any mortgage now or hereafter encumbering the Property or any portion thereof.

     "PREMISES SHARED FACILITIES" shall mean the space consisting in the aggregate of the rentable square feet identified as such on the plan(s) attached as Exhibit "A-1" to the General Terms of Lease. The square feet of this area is included in the rentable square footage of the Demised Premises. The Premises Shared Facilities consists of: common area hallways and toilets.

     "REAL ESTATE BROKER" shall mean none.

     "RENT" shall mean Base Rent and Additional Rent.

     "TENANT IMPROVEMENTS" shall mean the improvements to the Demised Premises constructed for Tenant's use and occupancy of same, as described in Exhibit C to the General Terms of Lease.

     "TENANT PLANS" shall mean the final plans, specifications and working drawings for the construction of the Demised Premises and the Tenant Improvements, as set forth in Exhibit C to the General Terms of Lease.

     "OPTION TERM" shall mean the two periods of one (1) year each from the end of the Lease Term, as referred to in the rider attached as Exhibit "F".

     IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands and seals, or caused this Lease to be signed by their duly authorized general partner(s), officers or agents, as of the date and year first above written.

                                LANDLORD:
                                TINICUM PROPERTIES ASSOCIATES
                                LIMITED PARTNERSHIP By:
                                Tinicum Industrial Park,
                                Inc., General Partner



Attest:                         By:
        --------------------       --------------------

                                TENANT:
                                WORLD AIRWAYS, INC.



Attest:                         By:
        --------------------       --------------------
                                     Vance Fort (3/30/93)

                             GENERAL TERMS OF LEASE

                         Attached to Agreement of Lease
                                    Between:


          LANDLORD:  TINICUM PROPERTIES ASSOCIATES LIMITED PARTNERSHIP

                                      and

             TENANT:  WORLD AIRWAYS, INC. (A DELAWARE CORPORATION)


                         LEASE DATED:   MARCH 30, 1993
                                      ----------------

                               TABLE OF CONTENTS
                               -----------------


ARTICLE                                                                     PAGE
- -------                                                                     ----

1.   Demised Premises.....................................................     1
2.   Use..................................................................     1
3.   Term of Lease........................................................     1
4.   Rent and Additional Rent.............................................     1
5.   Preparation for Occupancy; Excusable Delay...........................     1
6.   Utilities and Services...............................................     2
7.   Compliance with Laws.................................................     2
8.   Events of Default; Remedies..........................................     3
9.   Cumulative Remedies; Waiver..........................................     4
10.  Surrender of Premises................................................     4
11.  Assignment or Subletting.............................................     5
12.  Maintenance and Repairs; Covenant Against Waste; Right of Inspection.     6
13.  Mechanic's Liens.....................................................     6
14.  Alterations..........................................................     7
15.  Insurance; Waiver of Subrogation; Release............................     7
16.  Quiet Enjoyment......................................................     8
17.  Security Deposit.....................................................     8
18.  Damage or Destruction................................................     8
19.  Condemnation.........................................................     9
20.  Indemnification......................................................     9
21.  Self-Help............................................................     9
22.  Estoppel Certificate.................................................    10
23.  Subordination and Non-Disturbance....................................    10
24.  Notices..............................................................    10
25.  Broker...............................................................    10
26.  Signs................................................................    11
27.  Holdover.............................................................    11
28.  Limitation of Liability..............................................    11
29.  Modifications Requested by Mortgagee.................................    11
30.  Rules and Regulations................................................    11
31.  Regulation of Common Facilities......................................    11
32.  Short Form Lease.....................................................    11
33.  Captions.............................................................    11
34.  Applicability to Successors and Assigns..............................    11
35.  Entire Agreement; Modification.......................................    12
36.  Miscellaneous........................................................    12
37.  Outside Storage......................................................    12
38.  Right to Relocate....................................................    12
39.  Removal of Trash.....................................................    12
40.  Right of First Offer.................................................    12

                                    EXHIBITS

      A-1       Demised Premises Designation (and Premises Shared Facilities)
      A-2       Site Plan and Tenant Parking
      B         Lease Commencement Date Agreement
      C         Scope of Tenant Improvement Work - Plans and Specifications
      D         Rules and Regulations
      E         Operating Expenses and Real Estate Taxes
      F         Option
      G         Rider to General Terms of Lease

                                              ARTICLE 1. DEMISED PREMISES
                                              ---------------------------

     Section 1.1 Tenant will have the right to use and occupy the Demised Premises and the right to use in common with other tenants of the Property, and their invitees, customers and employees, those public areas of the Common Facilities, all subject to the terms, conditions and limitations hereinafter set forth.

     Section 1.2 The use and control of the Common Facilities is reserved to Landlord and Landlord may at any time, and from time to time, close any Common Facility to make repairs or renovations, effect construction, discourage non-tenant parking and/or access, improve security or reconfigure particular Common Facilities, and may do such other acts on, in and to the Common Facilities as in its judgment may be desirable to insure and/or improve the convenience thereof for Landlord and/or for present or future tenants of the Property, all without liability to Tenant. Notwithstanding the foregoing, there will be no change to the Demised Premises and Tenant will be entitled to reasonable access to the Demised Premises at all times.

     Section 1.3 In the event Tenant occupies any portion of the Property without the consent of Landlord, Tenant shall be deemed to have leased same on the terms and conditions set forth in this Lease except that Tenant shall be deemed, at Landlord's option, (a) a tenant at will or (b) a tenant for the balance of the term of this Lease, with respect to such space. Tenant shall notify Landlord in writing promptly after it occupies any portion of the Property other than the Demised Premises.

ARTICLE 2. USE
- --------------

     Section 2.1 Tenant will use and occupy the Demised Premises for the Use specified in the Agreement of Lease only and for no other use. Notwithstanding the foregoing, Tenant's use of the Demised Premises will at all times be lawful and Tenant will not commit waste, nuisance or unreasonable annoyance (including without limitation excessive noise or noxious odors, dust or dirt) to Landlord or any other tenant(s) of the Property.

     Section 2.2 Tenant further warrants that it will not use refine, produce, store, treat, handle, transfer, process, transport, dispose of, or otherwise introduce into the Demised Premises, or any part thereof, any "Hazardous Substances." Hazardous Substances means any hazardous waste, hazardous substance, pollutant, contaminant or solid waste as defined in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S) 9601 et
                                                                           --
seq., and any other applicable federal, state or local laws or ordinances, and
- ---
in the rules and regulations thereunder, as may be amended, supplemented or superseded from time to time, including without limitation any polychlorinated biphenyls (PCB's), urea formaldehyde, or asbestos, or any other substance which may at any time, now or hereafter, be a violation or support a claim or cause of action under common law or any federal, state or local environmental statute, regulation, ordinance or other environmental regulatory requirement, whether currently in effect or hereafter adopted. The foregoing restrictions shall not apply to the storage and use of common office and cleaning supplies necessary for routine office operations, which are properly stored in reasonable quantities. In the event Tenant should breach this warranty
Landlord will have, in addition to any other remedies available, the right to immediately terminate this Lease.

ARTICLE 3. TERM OF LEASE
- ------------------------

     Section 3.1 The Demised Premises are hereby leased for the Term which will commence on the Commencement Date. If Landlord is performing the Tenant Improvements, Landlord will attempt to give Tenant as much advance notice of the Commencement Date as is possible; provided, however, that Landlord's failure to give such notice will not constitute a default under, or breach of, this Lease.

     Section 3.2 If the Commencement Date is any date other than the first day of a calendar month, the period between the Commencement Date and the last day of the calendar month during which the Commencement Date occurs (the "Partial Month") will be added to the Term.

     Section 3.3 The parties hereto, at the request of either, will execute a Commencement Date Agreement substantially in the form attached hereto as Exhibit B.

     Section 3.4 Tenant's inability or failure to take possession of the Demised Premises on the Commencement Date will not delay the commencement of the Term or Tenant's obligation to pay Base Rent or any Additional Rent or to comply with any of its other obligations hereunder.

     Section 3.5 If delivery of possession of the Demised Premises to Tenant is delayed beyond the estimated Commencement Date set forth in the agreement of Lease, regardless of the reasons for or cause of such delay, this Lease will not be void or voidable and the Term will commence as provided above. Further, Landlord will not be liable to Tenant for any expenses or damages whatsoever arising from or relating to such delay, except as may be expressly provided elsewhere in this Lease.

ARTICLE 4. RENT AND ADDITIONAL RENT
- -----------------------------------

     Section 4.1 Tenant will pay Base Rent and all Additional Rent without any setoff, deduction or demand whatsoever. Base Rent and Additional Rent will be paid in monthly installments, in advance, on the first day of each calendar month during the Term in the amounts set forth in or determined pursuant to the Agreement of Lease.

     Section 4.2 Notwithstanding the foregoing, if the Commencement Date is not the first day of a calendar month, Base Rent for the Partial Month will be prorated on a daily basis and will be paid on the Commencement Date (and the total Base Rent accruing for the first Lease Year of the Term will be the annual Base Rent set forth in the Agreement of Lease plus the prorated rental for the Partial Month).

     Section 4.3 Tenant will pay to Landlord, as Additional Rent, Tenant's Pro Rata Share of Operating Expenses and Real Estate Taxes as provided in Exhibit E, all charges for utility services to the Demised Premises and all other items designated as Additional Rent in the Agreement of Lease or in these General Terms of Lease.

     Section 4.4 Any and all charges and costs which Tenant is required to pay pursuant to this Lease, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts, and all damages, costs and expenses which Landlord may incur by reason of any default of Tenant or failure on Tenant's part to comply with the terms of this Lease, will be deemed to be Additional Rent. In the event of nonpayment by Tenant of any Additional Rent Landlord will have all of the rights and remedies with respect thereto which Landlord has for the nonpayment of Base Rent.

     Section 4.5 In addition to any other remedies provided for herein, in the event that any installment of Base Rent or payment of Additional Rent is more than five (5) calendar days overdue then a "late charge" of 5% of the amount(s) so overdue may be charged by Landlord for each month or part thereof that the same remains overdue. This charge will be deemed compensation to Landlord for the inconvenience and expense of policing and processing late payment(s) and will be in addition to and not in lieu of any other remedy Landlord may have under the circumstances and in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ in the event of any default hereunder, whether authorized herein or by law. At the option of Landlord, any such late charge, if not previously paid, will be added to and become part of the next succeeding payment of Base Rent to be made hereunder.

ARTICLE 5. PREPARATION FOR OCCUPANCY; EXCUSABLE DELAY
- -----------------------------------------------------

     Section 5.1 Landlord or Tenant shall construct the Tenant improvements within the Demised Premises in accordance with Exhibit C. If performed by Landlord, the work will be deemed completed upon the issuance of a Certificate or Temporary Certificate of Occupancy, notwithstanding the fact that minor or insubstantial construction, adjustment of equipment and/or fixtures and/or decoration remains to be performed.

     Section 5.2 If Landlord is prevented from or delayed in complying with its obligations set forth in this or any other Article of this Lease because of delay(s) (whether effecting Landlord or its contractors, subcontractors or materialmen) caused by or due to (a) actual or threatened administrative proceedings or litigation which interfere with Landlord's ability to begin or complete construction, (b) delays in obtaining approval of construction plans, building permits or Certificates or Temporary Certificates of Occupancy, (c) strikes or other labor troubles, riots, fire, acts of God, governmental intervention or regulations, inability to obtain materials, weather, holding over of tenants, or any other matters which are not within the reasonable control of Landlord (all of the foregoing hereinafter referred to collectively as "Excusable Delay"), than
the schedule set   forth herein, if adversely affected by an Excusable Delay, will be extended by one day for each day of an Excusable Delay.

     Section 5.3 If Landlord's ability, when required to do so, to obtain a building permit or Certificate of Occupancy or Temporary Certificate of Occupancy or to complete the Tenant Improvements, or deliver possession of all or part of the Demised Premises is delayed due to any act or omission of Tenant or its agents, employees, contractors or subcontractors ("Tenant Delay"), then the Demised Premises, building permit and/or Certificate or Temporary Certificate of Occupancy will be deemed to have been completed or obtained, as the case may be, and possession of the Demised Premises will be deemed to have been delivered to Tenant, on the date when such event would have occurred but for such Tenant Delay as same is certified in writing by Landlord's contractor. Such delay shall include, but not be limited to:

        (a) delay due to untimely submission of any Tenant Plans after the Tenant Plans Deadline or delay in giving authorizations or approvals required for the preparations for or construction of the Tenant Improvements;

        (b) delay due to changes made or requested by or on behalf of Tenant in the Tenant Plans (notwithstanding Landlord's approval of such changes);
        (c) delay due to any other interference with work in the Demised Premises or any other Act or omission, by Tenant, its agents, employees, contractors or subcontractors;
        (d) delay due to the postponement of any work at Tenant's request;
        (e) delay due to performance of any work in the Demised Premises by any person or entity employed or retained by or on behalf of Tenant;

        (f) delay due to Tenant requesting materials, finishes, equipment or supplies where delivery or installation is unavailable from Landlord's or its contractor's ordinary trade sources in such sequence with the delivery/installation of other equipment, fixtures and the like or as is required under good construction scheduling practice, so as to delay Landlord in completing the Demised Premises and obtaining a Certificate or Temporary Certificate of Occupancy as scheduled; and

        (g) delay due to tenant's failure to authorize Landlord to proceed with the Tenant Improvements or to timely pay to Landlord the amounts, if any, due pursuant to Exhibit C.

     Section 5.4 If, as a result of any Tenant Delay pursuant to the provisions of this Article, Landlord sustains any damages or any additional costs or expenses for labor or material, Tenant will pay to Landlord as Additional Rent (in addition to the rent payable as a result of the establishing of the Commencement Date as provided in Section 5.3) all such damages, costs and expenses that Landlord may sustain.

ARTICLE 6. UTILITIES AND SERVICES
- ---------------------------------

     Section 6.1 If required under the Agreement of Lease, Landlord will arrange to have furnished to the Demised Premises and/or the Common Facilities, as applicable, the following services, utilities, and facilities:

        (a) Heat (to maintain a minimum temperature of 45 degrees Fahrenheit in warehouse portions of the Demised Premises), hot and cold water, and air conditioning and heat to office portions of the Demised Premises during regular business hours in seasons when they are required, as determined in Landlord's reasonable judgment.

        (b) Reasonably adequate electrical service, provided that Tenant's use of electrical energy in the Demised Premises will not at any time exceed the safe capacity of electrical service applicable to the conductors and other electrical equipment in or servicing the Demised Premises, as determined by Landlord. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Property's electrical service, Tenant will not, without Landlord's prior written consent in such instance, (i) connect any additional fixtures, appliances or equipment to the electric distribution system other than (A) in accordance with plans approved by Landlord and (B) electric typewriters, word processors, personal computers, calculators, copy machines, and other small office machines, or (ii) make any alteration or addition to the electric system.

        (c) Removal of ice and snow from the Common

Facilities during regular business hours within a reasonable time after accumulation thereof.

        (d) Maintenance of the Common Facilities.

     Section 6.2 Tenant expressly agrees that Landlord will not be responsible for the failure of supply to Tenant of any of the aforesaid or any other utility or service, nor will Landlord be liable for any damages resulting from, nor will there be any abatement of Base Rent or Additional Rent as a result of such failure.

     Section 6.3 Landlord and Tenant will comply with any applicable energy or water conservation measures, voluntary or mandatory, which may be imposed by any federal, state, county or municipal governmental agency, including, without limitation, limits on permitted HVAC temperature settings and requirements limiting volume of consumption. The effect of such compliance will not be deemed an eviction, actual or constructive, or a breach of the provisions of this Lease which will be suspended, as necessary, for the period(s) during which such conservation measures are in effect.

     Section 6.4 Tenant will pay all metered charges as Additional Rent.

ARTICLE 7. COMPLIANCE WITH LAWS
- -------------------------------

     Section 7.1 Tenant will, at its expense, promptly observe and comply or cause compliance with all laws and ordinances, orders, rules, regulations and requirements of all federal, state, county or municipal governments, and appropriate departments, agencies, commissions, boards and offices thereof, and of the Board of Fire Underwriters and/or of any other body exercising similar functions, and of all insurance companies writing policies covering the Demised Premises, or any part thereof, foreseen or unforeseen, ordinary as well as extraordinary, which relate or pertain to Tenant's use and occupancy of the Demised Premises, including the conduct of Tenant's business therein, and whether or not the same (a) involve any change of governmental policy, (b) are now in force or are hereafter passed, enacted or directed, or (c) require extraordinary repairs, alterations, equipment or additions or any work (or changes to such work or any other requirements incidental thereto) of any kind which may be applicable to, or in and about, the Demised Premises, including, without limitation, the fixtures and equipment thereof, or the purposes to which the Demised Premises are put, or manner of use of the Demised Premises at the commencement or during the Term of this Lease.

     Section 7.2 Tenant's obligations as set forth in Section 7.1 will include, but not be limited to, compliance with any and all laws, orders, rules, regulations and requirements relating to zoning and building codes, life safety and environmental control, conservation or protection, including, without limitation, the Occupational Safety and Health Act ("OSHA"), and any applicable environmental laws, regulations or ordinances, with respect to the use of and operations at the Demised Premises.

     Section 7.3  In the event of Tenant's failure to comply fully with this
Article 7, Landlord may, but will not be required to, perform any or all of Tenant's obligations as aforesaid in which event all sums paid or incurred by Landlord in performing such obligations, together with interest thereon from the date that Landlord made such expenditure at the rate of five (5%) percent above the rate which CoreStates Bank, N.A. announces as its so-called prime rate or base rate, from time to time, or the maximum rate allowed by law, whichever is less, will be deemed Additional Rent hereunder and, except as otherwise in this Lease expressly provided, will be payable to Landlord on demand or, at the option of Landlord, may be added to any rent due or thereafter becoming due under this Lease.

     Section 7.4 Tenant will defend, indemnify and hold harmless Landlord, its agents, successors and assigns from and against, and be responsible for payment of, any and all costs, expenses, claims, fines, penalties and damages that may, in any manner, arise out of or be imposed because of the failure of Tenant to comply with the provisions of this Article

7, including the expenses incurred by Landlord in the exercise of its rights pursuant to Section 7.3, and all of the foregoing shall be deemed Additional Rent.

     Section 7.5 Tenant agrees to clean up all Hazardous Substances on the Common Facilities, in the Demised Premises, or on the Property, if caused or permitted by Tenant (or if Tenant shall be otherwise responsible therefor), in a manner which shall comply with all applicable environmental laws and requirements. Upon request, Tenant shall cooperate with Landlord in furnishing to a governmental authority any information which may be required regarding environmental matters. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all loss, damages, claims of third parties, costs of correction, tests, studies, expenses (including attorney's fees and costs of suit or administrative proceedings) or fines arising out of or in connection with Tenant's failure to comply with the terms of this Section.

     Section 7.6 Tenant's obligations under this Article 7 shall survive termination of the Lease.

ARTICLE 8.  EVENTS OF DEFAULT; REMEDIES
- ---------------------------------------

     Section 8.1

        (a) It will be a default hereunder if, at any time after the date hereof, any one of the following events (herein called an "event of default") occurs:

          (i) if Tenant fails to pay any installment of Base Rent or Additional Rent set forth in the Agreement of Lease, or any Part thereof, when same is due and payable and such failure continues for five (5) days after the same is due and payable; or

          (ii) if Tenant fails to pay any other item of Additional Rent or any other charges required to be paid by Tenant hereunder and such failure continues for ten (10) days after notice thereof from Landlord to Tenant; or

          (iii) if Tenant fails to perform any of the requirements of this Lease (other than the payment of money) on the part of Tenant to be performed or observed and such failure continues for thirty (30) days after notice thereof from Landlord to Tenant; or

          (iv) if Tenant allows the Demised Premises to become vacant, deserted or abandoned (the fact that any of Tenant's property remains in the Demised Premises shall not be evidence that Tenant has not vacated or abandoned the Demised Premises); or

          (v) if Tenant assigns, mortgages or encumbers this Lease, or sublets the Demised Premises, or any part thereof, other than as expressly permitted hereunder; or

          (vii) if Tenant or any guarantor of this Lease makes an assignment for the benefit of its creditors; or

          (viii) if any petition is filed by or against Tenant or any guarantor of this Lease in any court, whether or not pursuant to any statute of the United States or of any State, in any bankruptcy, reorganization, extension, arrangement or insolvency proceedings, and with regard to a petition filed against Tenant or any guarantor the same is not dismissed within forty-five (45) days, provided that during such period Tenant continues to pay all Base Rent and all Additional Rent and performs all of its obligations under this Lease; or

          (ix) if a receiver or trustee is appointed for all or any substantial portion of Tenant's property or the property of any guarantor of this Lease, and with regard to a proceeding brought against Tenant or any guarantor the same is not dismissed in forty-five (45) days, provided that during such period Tenant continues to pay all Base Rent and all Additional Rent and performs all of its obligations under this Lease; or

          (x) if a petition or a proceeding is filed or commenced by or against Tenant or any guarantor of this Lease for its dissolution or liquidation (other than in connection with any merger permitted hereunder), or if Tenant's property or the property of any guarantor of this Lease is taken by any governmental authority in connection with a dissolution or liquidation, and with regard to a petition filed or commenced against Tenant or any guarantor the same is not dismissed within forty-five (45) days, provided that during such period Tenant continues to pay all Base Rent and all Additional Rent and performs all of its obligations under this Lease; or

         (xi) if a levy under judgment against Tenant or any guarantor of this Lease is not satisfied or bonded within thirty (30) days.

        (b) Notwithstanding the foregoing provisions of this Section 8.1, Landlord will not be required to give any notice of default, and no cure period shall be applicable to the failure of Tenant to observe or perform any of its agreements or obligations hereunder, if within any 180-day period Tenant has committed two or more defaults hereunder and Landlord has transmitted to Tenant two or more default notices.

     Section 8.2 Upon the occurrence of an event of default, Landlord shall have the following rights:

        (a) To accelerate the whole or any part of the Rent for the entire unexpired balance of the term of this Lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, and any Rent or other charges, payments, costs and expenses if so accelerated shall, in addition to any and all amounts of Rent already due and payable and in arrears, and any other charge or payment herein reserved, included or agreed to be treated or collected as Rent and any other charge, expense or cost herein agreed to be paid by Tenant which may be due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated Rent and other charges, payments, costs and expenses were on that date payable in advance.

        (b) To enter the Demised Premises and without further demand or notice proceed to distress and sale of the goods, chattels and personal property there found to levy the Rent and other charges herein payable as Rent, and Tenant shall pay all costs and officers' commissions which are permitted by law, including watchmen's wages and sums chargeable to Landlord, and further including five percent (5%) commission[s] to the constable or other person making the levy, and in such case all costs, officers' commissions and other charges shall immediately attach and become part of the claim of Landlord for Rent, and any tender of Rent without said costs, commissions and charges made after the issuance of a warrant of distress, shall not be sufficient to satisfy the claim of Landlord.

        (c) To re-enter the Demised Premises, together with all additions, alterations and improvements, and, at the option of Landlord, remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law or by force or otherwise, without being liable for prosecution for damages therefor, and repossess and enjoy the Demised Premises. Upon recovering possession of the Demised Premises by reason of or based upon or arising out of an event of default on the part of Tenant, Landlord may, at Landlord's option, either terminate this Lease or make such alterations and repairs as may be necessary in order to relet the Demised Premises or any part or parts thereof, either in Landlord's name or otherwise, for a term or terms which may, at Landlord's option, be less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and at such rent or rents and upon such other terms and conditions as in Landlord's sole discretion may seem advisable and to such person or persons as may in Landlord's discretion seem best; upon each such reletting all rents received by Landlord from such reletting shall be applied: first, to the payment of any costs and expenses of such reletting, including brokerage fees, attorney's fees, all costs of such alterations and repairs, all costs paid or incurred by Landlord for retaking and repossessing the Demised Premises, and the unamortized portion of any rental concessions, Tenant Improvements or abatement; second, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as it may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than that to be paid during that month by Tenant, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Demised Premises or the making of alterations or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of such intention be given to Tenant. Landlord shall in no event be liable in any way whatsoever for failure to relet the Demised Premises or, in the event that the Demised Premises or any part or parts thereof are relet, for failure to collect the Rent thereof under such reletting. Tenant, for Tenant and Tenant's successors and assigns, hereby irrevocably constitutes and appoints Landlord Tenant's and their agent to collect the rents due and to become due under all subleases of the Demised Premises or any parts thereof without in any way affecting Tenant's obligation to pay any unpaid balance of Rent due or to become due hereunder. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

        (d) To terminate this Lease and the term hereby created without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken. Whereupon Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at the time of such termination, damages for Tenant's default in an amount equal to the amount of the Rent reserved for the balance of the Term of this Lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, all of which amount shall be immediately due and payable from Tenant to Landlord.

        (e) To bring a suit or suits for the recovery of any and all such damages, or for any installments thereof, from time to time at its election, and nothing herein contained will be deemed to require Landlord to postpone suit until the date the Term would have expired had the Lease not been terminated as provided herein or under any provision of law or had Landlord not re-entered the Demised Premises.

        (f) If any statute or rule of law limits the amount of Landlord's claim for damages, to prove as and for liquidated damages and have allowed an amount equal to the maximum allowed by or under any such statute or rule of law.

     Section 8.3 Tenant, for itself and all others claiming through or under Tenant, including, but not limited to its creditors, upon the termination of this Lease in accordance with the terms hereof or in the event of re-entry or recovery of possession of the Demised Premises by process of law or otherwise, hereby waives to the fullest extent permitted by any statute, law any right of redemption provided or permitted by any statute, law or decision now or hereafter in force, and hereby waives, surrenders and gives up all rights or privileges which it or they may or might have under and by reason of any present or future law or decision to redeem the Demised Premises or for a continuation of this Lease after having been dispossessed or ejected therefrom by process of law.

     Section 8.4  Intentionally omitted

     Section 8.5 When this lease and the term or any extension or renewal thereof shall have been terminated on account of any default by Tenant, or when the term hereby created or any extension or renewal thereof shall have expired, it shall be lawful for any attorney of any court of record to appear as attorney for Tenant as well as for all persons claiming by, through or under Tenant, and to sign an agreement for entering in any competent court an amicable action in ejectment and judgment against Tenant and all persons claiming by, through or under Tenant and therein confess judgment for the recovery by Landlord of possession of the Demised Premises, for which this Lease shall be his sufficient warrant; thereupon, if Landlord so desires, an appropriate writ of possession may issue forthwith, without any prior writ or proceeding whatsoever, and provided that if for any reason after such action shall have been commenced it shall be determined and possession of the Demised Premises remain in or be restored to Tenant, Landlord shall have the right for the same default and upon any subsequent default or defaults, or upon the termination of this Lease or Tenant's right of possession as hereinbefore set forth, to bring one or more further amicable action or actions as hereinbefore set forth to recover possession of the Demised Premises and confess judgment for the recovery of possession of the Demised Premises as hereinbefore provided.

     Section 8.6 In any amicable action of ejectment and/or for rent, Landlord shall first cause to be filed in such action an affidavit, made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence, and if a true copy of this lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

     Section 8.7 Tenant expressly agrees that any judgment, order of decree entered against him by or in any court or magistrate whether by virtue of the powers of attorney contained in this Lease, or in any adverse suit or proceeding shall be final, and that he will not take an appeal, certiorari, writ of error, exception or objection to the same, or file a motion or rule to strike of or open or to stay execution of the same and releases to Landlord and to any and all attorneys who may appear for Tenant all errors in the said proceedings, and all liability therefor. Tenant expressly waives the benefits of all laws, now or hereafter in force, exempting any goods on the Demised Premises or elsewhere from levy or sale in any legal proceedings taken by the Landlord to enforce any rights under this lease. Tenant further waives the right of inquisition on any real estate that may be levied upon to collect any amount which may become due under the terms and conditions of this lease, and does hereby voluntarily condemn the same and authorizes the Prothonotary to enter a fieri facias or other process upon Tenant's voluntary condemnation, and further agrees that the said real estate may be sold on a fieri facias or other process.

     Section 8.8 Tenant represents and warrants that this is a commercial transaction, that it has had the opportunity to seek the advice of its attorney, and that it understands and agrees to Landlord's remedies which arise upon an event of default by Tenant hereunder.

ARTICLE 9. CUMULATIVE REMEDIES; WAIVER
- --------------------------------------

     Section 9.1 Every term, condition, agreement or provision contained in this Lease will also be deemed to be a covenant.

     Section 9.2 In addition to the other remedies provided in this Lease, Landlord will be entitled to the restraint by injunction of any violation or attempted or threatened violation of any of the terms or covenants of this Lease. Landlord's remedies under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies to which Landlord may be lawfully entitled, at law or in equity, in case of any breach by Tenant of any provision of this Lease.

     Section 9.3 The failure of Landlord to insist in any one or more cases upon the strict performance of any of the terms or covenants of this Lease, or to exercise any option herein contained, will not be construed as a waiver or a relinquishment for the future of any such term or covenant. No waiver by Landlord of any term or covenant of this Lease will be deemed to have been made unless made in a writing signed by Landlord.

     Section 9.4 Neither the payment by Tenant nor acceptance by Landlord of rent or any other payment, nor the acceptance by Landlord of performance of anything required by this Lease to be performed, with the knowledge of the breach of any term or covenant of this Lease, will be deemed a waiver of such breach or of any of Landlord's rights hereunder. Landlord's acceptance of rent or any other payment in a lesser amount than is due (regardless of any endorsement on any check, or any statement in any letter accompanying any such rent or payment) will not operate or be construed either as an accord and satisfaction or in any manner other than as payment on account of the earliest rent or other sums then unpaid.

     Section 9.5 Tenant waives all right to trial by jury in any proceeding instituted with respect to this Lease,

ARTICLE 10. SURRENDER OF PREMISES
- ---------------------------------

     Section 10.1 Tenant will, upon the expiration or earlier termination of this Lease, quit and surrender the Demised Premises to Landlord, together with all Tenant Improvements and other alterations (unless Landlord elects otherwise as hereinafter provided) and replacements thereof then on the Demised Premises, in good order, condition and repair, except for reasonable wear and tear. Prior to the expiration or earlier termination of this Lease, Tenant will remove all of its property, equipment and trade fixtures from the Demised Premises without damage, leaving the Demised Premises in broom-clean condition. All property not removed by Tenant will be deemed abandoned by Tenant and Landlord reserves the right to charge the cost of removal, storage and/or disposal of same to Tenant.

     Section 10.2 If the Demised Premises is not surrendered at the end of the Term or if the Demised Premises is damaged or is not in broom-clean condition, except for reasonable wear and tear, upon surrender, Tenant will indemnify Landlord against any loss or liability resulting, including, without limitation and in addition to any other remedy or claim of Landlord's, any claims made or damages sustained by any succeeding tenant founded on the delay, condition and/or damage.

     Section 10.3 Tenant's obligations under this Article 10 will survive the expiration or earlier termination of this Lease and surrender of the Demised Premises.

ARTICLE 11. ASSIGNMENT OR SUBLETTING
- ------------------------------------

     Section 11.1 Tenant will neither assign this Lease, sublet the Demised Premises or any part thereof nor encumber its interest in this Lease unless it first complies with this Article 11.

     Section 11.2 Provided that (a) Tenant is not then in default of any of the terms or conditions of this Lease, and (b) Landlord gives prior written consent to the proposed assignment or subletting, Tenant will be entitled to sublet the Demised Premises or a portion thereof, or to assign this Lease, but only in accordance with and subject to the provisions of Section 11.3 below. Landlord will have the right to withhold its consent if, in Landlord's sole and unreviewable judgment, the reputation, financial responsibility, or business of a proposed assignee or subtenant is unsatisfactory to Landlord, or if Landlord deems such business to be incompatible with that of other tenants in the Property, or if the business of the proposed assignee or subtenant would expose the Demised Premises and/or Property and/or the occupants of the Property to increased risk of danger or injury, including environmental contamination.

     Section 11.3 (a) If Tenant desires to assign this Lease or to sublet all or part of the Demised Premises, it must, prior to entering into such assignment or sublease, serve notice upon Landlord and Mortgagee of its intention to make such assignment or subletting ("Tenant's Notice") which notice will contain (i) the name and address of the proposed assignee or subtenant, (ii) the full and complete terms and conditions of the assignment or subletting and, in the case of subletting, the exact space to be sublet, (iii) the amount of rental and all other consideration to be paid by the subtenant or assignee, (iv) the nature of the proposed assignee's or subtenant's business and its proposed use of the Demised Premises and (v) a copy of plans and, if available, specifications for any required alterations to the Demised Premises. In the event that Landlord or Mortgagee requires any additional or supplementary information, Landlord or Mortgagee will advise Tenant, in writing, within twenty (20) days of Landlord's receipt of Tenant's Notice and Tenant will supply same within a reasonable time.

        (b) Landlord has the right by giving Tenant notice of its election to do so ("Landlord's Notice") within fourteen (14) days after the later of receipt of Tenant's Notice or receipt of the requested additional or supplementary information, if applicable, either (i) to terminate this Lease as to all or that portion of the Demised Premises which is the subject of the proposed assignment or sublease, or (ii) to require as a condition to its consent to an assignment or sublease that Tenant shall pay to Landlord one hundred (100%) percent of (A) any consideration received by Tenant for the assignment or sublease and (B) the amount by which the Base Rent, Operating expenses and other Additional Rent to be paid under the sublease or assignment exceed the Base Rent, Operating Expenses and other Additional Rent to be paid under this Lease. Such amounts will be paid to Landlord as and when they are received by Tenant. In the event of an election by Landlord to terminate this Lease as provided in (i) above, such termination shall become effective on the commencement date of the proposed sublease or the effective date of the proposed assignment, as the case may be, but in no event earlier than thirty (30) days after the giving of Landlord's Notice, and Base Rent and all Additional Rent payable by Tenant will be so adjusted and apportioned as of the date of such termination.

        (c) Notwithstanding the foregoing, Tenant's right to make an assignment or sublease and the effectiveness of any assignment or sublease is conditional upon (i) there being no uncured default under the Lease as of the effective date of the assignment or sublease and (ii) Tenant's delivery to Landlord, in recordable form and within three (3) days after their execution, of a duplicate original of the assignment or sublease and, in the event of an assignment, an agreement reasonably acceptable to Landlord wherein the assignee assumes and agrees to keep, observe and perform all of the covenants, conditions and obligations of Tenant under this Lease.

     Section 11.4 If this Lease is assigned, or if the Demised Premises or any part thereof is sublet or otherwise occupied by anyone other than Tenant, after default by Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the amounts due hereunder, but no such assignment, subletting, occupancy or collection will be deemed a waiver of this covenant, an acceptance of the assignee, subtenant or occupant as tenant or a release of Tenant from further performance of the terms, covenants and conditions of this Lease.

     Section 11.5 Notwithstanding any assignment, sublease or other occupancy, with or without Landlord's consent, Tenant will remain primarily liable on this Lease unless expressly agreed to by Landlord to the contrary, in writing. Any violation of any provision of this lease, whether by act or omission, by any assignee, subtenant or occupant, will be deemed a violation of such provision by Tenant, it being the intention of the parties that Tenant will be liable to Landlord for any and all acts and omissions of any and all assignees, subtenants or other occupants of the Demised Premises.

     Section 11.6 For purposes of this Article 11, if Tenant is a corporation or partnership, any dissolution, merger, consolidation or other reorganization of such corporation or partnership, or the sale or other transfer or disposition of a "controlling interest" in the corporate shares or partnership interests of Tenant, as the case may be, (whether such sale, transfer or other disposition occurs at one time or at intervals so that, in the aggregate, such sale, transfer or other disposition of a "controlling interest" shall have occurred), will be deemed to constitute an assignment of this Lease. For the purposes of this Article 11, the term "controlling interest" means (a) as to a tenant which is a corporation, the ownership of shares possessing and having the right to exercise more than fifty (50%) percent of the total combined voting power of all classes of shares issued, outstanding and entitled to vote for the election of directors, (whether direct ownership or indirect ownership through ownership of shares possessing and having the right to exercise more than fifty (50%) percent of the total combined voting power of all classes of shares of another corporation or corporations), and (b) as to a tenant which is a partnership, more than fifty (50%) percent of the partnership interests of the general partners of such partnership (whether direct ownership or indirect ownership through control of a corporate general partner).

     Section 11.7 Without limiting any of the provisions of this Article 11, if pursuant to the United States Bankruptcy Code or any similar law having the same general purpose (herein the "Code") Tenant is permitted to assign its interest in this Lease notwithstanding the restrictions set forth above, Landlord will be entitled to assurance of future performance by an assignee expressly permitted under such Code which will be deemed to mean, at a minimum, the deposit of cash or cash equivalent security in an amount equal to the sum of one (1) year's Base Rent plus an amount equal to the Additional Rent for the calendar year preceding the year in which such assignment is intended to become effective. Such security will be held by Landlord for the balance of the Term, without interest, as security for the full performance of all of Tenant's obligations under this Lease, and may be applied in the manner specified in Article 17 below.

ARTICLE 12.  MAINTENANCE AND REPAIRS; COVENANT AGAINST WASTE; RIGHT OF
- ----------------------------------------------------------------------
INSPECTION
- ----------

     Section 12.1 Tenant will, at its sole cost and expense, maintain the Demised Premises and all of its fixtures, systems, equipment and improvements, in clean, safe, orderly and sanitary condition free of accumulation of dirt and rubbish. Unless indicated to the contrary in the Agreement of Lease, Tenant will perform its own janitorial service and will arrange for trash removal from the Demised Premises at its cost and expense. Tenant will not permit or suffer any overloading of the floors of the Demised Premises and will not do or suffer any waste or injury with respect thereto. In case of any destruction or damage of any kind whatsoever to the Demised Premises, or any part thereof or system therein, including, without limitation, any glass and the Tenant Improvements in or at the Demised Premises, Tenant shall repair said damage or destruction as speedily as possible at Tenant's own cost and expense, provided, however, that if any such damage or destruction results solely from the act, fault or negligence of Landlord, or anyone acting under Landlord, when making replacements pursuant to Section 12.2 or 12.4, then it will be the responsibility of Landlord to make the repairs at its expense. Tenant will also be responsible, at its own cost and expense, to (a) repair HVAC, electrical or plumbing system(s) ("Tenant System") which service only the Demised Premises,
(b) maintain throughout the Term an HVAC maintenance contract, and, if requested by Landlord, a maintenance contract on any other Tenant systems, covering any such Tenant System(s) in such form and with such company as is approved by Landlord, and (c) replace bulbs, starters and ballasts for lighting fixtures. Landlord shall, upon reasonable notice from Tenant, repair HVAC, electrical or plumbing systems serving the Demised Premises and other space leased or held for lease by Landlord, in which event Tenant shall pay that portion of the cost of such repairs equal to the same ratio that the rentable square footage of the Demised Premises bears to the rentable square footage of the space (including the Demised Premises) served by such system(s). When used in this Article, the term "repair(s)" includes replacement(s), restoration(s), addition(s), improvement(s), alteration(s) and/or renewal(s) when necessary. Prior to making any repairs, Tenant will notify Landlord of the nature of the damage or destruction and contractors Tenant intends to employ to effect the repairs. The provisions and conditions of Article 14 applicable to changes or alterations (including the condition that Landlord may require that the repairs be performed by its agents, servants, employees or contractors) will similarly apply to repairs required to be performed by Tenant under this Article. To the extent that there are any warranties or guaranties applicable to the Demised Premises, including the fixtures, equipment and systems therein, which would be applicable to the obligations of Tenant under this Article 12, Landlord will assign said warranties or guaranties to Tenant.

     Section 12.2 Landlord will be responsible for and will make all necessary repairs to the bearing walls, foundation and roof of the Demised Property, provided, however, that if any such repairs result from the act, fault or negligence of Tenant, such repairs will be made by Landlord at Tenant's expense.

     Section 12.3 Upon prior reasonable notice (except in case of emergency when notice will not be required), Tenant will permit Landlord and its authorized representatives to enter the Demised Premises during usual business hours for the purposes of (a) inspecting the same, (b) curing any defaults on the part of Tenant in making any necessary repairs, (c) performing any work which may be necessary to comply with any laws ordinances, rules, regulations, or requirements of any public authority, or which may be necessary to prevent waste or deterioration in connection with the Demised Premises and (d) exhibiting the Demised Premises during the last year of the Term. Nothing in this Section 12.3 imposes any duty upon the part of Landlord to do any such work or to make any repairs to the Demised Premises of any kind whatsoever, except as specifically provided herein, and the performance thereof by Landlord will not constitute a waiver of Tenant's default in failing to perform the same. Landlord will promptly, after Tenant has given Landlord notice of the necessity therefor, make all repairs required to be made hereunder by Landlord, provided, however, that Landlord will not in any event be liable, nor will Tenant be entitled to any abatement or setoff or deduction from rent, nor will the obligations of Tenant under this Lease be affected in any manner whatsoever, for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant or any other occupant of the Demised Premises, or any part thereof, by reason of (i) making repairs, performing any work on the Demised Premises or any noise, vibration or other disturbance, (ii) bringing materials, supplies and equipment into or through the Demised Premises, or (iii) the Demised Premises being rendered wholly or partially untenantable (collectively "Inconvenience") because of Landlord's failure to make any repairs required to be made hereunder by Landlord. Landlord will exercise due diligence not to interfere with Tenant's business operation, but will not be required to employ overtime labor to avoid such, interference, provided, however, Landlord will employ overtime labor, at Tenant's expense, if requested to do so by Tenant.

     Section 12.4 (a) Tenant agrees Landlord may, at its sole discretion and at any time or from time to time during the Term, perform structural and/or non-structural renovation work on, in and/or to the Property, any of which work may require access to the same from within the Demised Premises. Tenant will provide such access at all reasonable times, upon reasonable notice (except in an emergency), for the purpose of performing such work, and Landlord will incur no liability to Tenant, nor will Tenant be entitled to any abatement of rent, on account of any Inconvenience at the Demised Premises (provided that Tenant is not denied access to said Demised Premises).

        (b) Landlord will use reasonable efforts (which will not include any obligation to employ labor at overtime rates) to avoid disruption of Tenant's business during any such entry upon the Demised Premises and agrees to use overtime labor, if requested by Tenant, at Tenant's expense.

        (c) If Tenant commences any action or proceeding seeking injunctive, declaratory or monetary relief in connection with the rights reserved so Landlord under this Section, or if Landlord commences any action or proceeding to obtain access to the Demised Premises in accordance with this Section, then in either event if Landlord prevails in any such action or proceeding Tenant will pay to Landlord, as Additional Rent, a sum equal to all of Landlord's reasonable legal fees, costs and disbursements in any way related to or arising out of such action or proceeding.

ARTICLE 13. MECHANIC'S LIENS
- ----------------------------

     Section 13.1 Tenant will not suffer or permit any lien or claim ("Lien") to be created or to remain against the Demised Premises and/or Property or any part thereof, by reason of any work, labor, services or materials performed or supplied, or claimed to have been performed or supplied, for or to Tenant or any contractor or subcontractor employed by Tenant or anyone holding the Demised Premises or any part thereof through or under Tenant. If at any time a Lien is filed against the Demised Premises and/or Property, Tenant will cause the same to be discharged of record within 10 days after notice to Tenant of the filing of same. If Tenant fails to discharge any such Lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may elect, but shall not be obligated, either to procure the discharge of the Lien by bonding or by payment or deposit into court of the amount claimed to be due, or to compel the prosecution of an action for the foreclosure of such Lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor with interest and costs. Any amounts paid or deposited by Landlord for any of the aforesaid purposes, and all legal and other expenses and disbursements of Landlord, including reasonable counsel fees, in defending any action or in or about procuring the discharge of such Lien, together with interest thereon at the rate which Chemical Bank announces as its so called prime rate or base rate, from time to time, plus 5%, from the date of payment or deposit, will become due and payable forthwith by Tenant to Landlord, as Additional Rent.

     Section 13.2 Nothing in this Lease will be deemed or construed as the consent of Landlord, express or implied, by inference or otherwise, to any alteration or repair of or to the Demised Premises or any part thereof, or to Tenant's contracting for or permitting the rendering of any services or the furnishing of any materials, which might give rise to the right to file any Lien against Landlord's interest in the Demised Premises.

ARTICLE 14.  ALTERATIONS
- ------------------------

     Section 14.1 Tenant will not make, cause or permit any alterations, additions or improvements ("alterations") in or to the Demised Premises without in each instance obtaining Landlord's prior written consent thereto. By way of illustration but not limitation, Landlord will be entitled to withhold its consent if the proposed alterations (a) impair or affect the structural soundness or integrity of the Demised Premises, the property or any of the systems or equipment therein, (b) lessen the present or future value of the Demised Premises or the Property, (c) change the type of use of the Demised Premises; or (d) increase the risk of damage or injury to the Demised Premises and/or the Property or the occupants of the Property. Any such consent by Landlord may be upon condition that the work be performed by Landlord's agents, servants, employees or contractors and that Tenant furnish to Landlord such evidence of Tenant's financial ability to assure payment and/or completion as Landlord may reasonably require. If Landlord so elects and notifies Tenant at the time of Tenant's request to make such alterations, Tenant will, at its sole cost and expense, remove any alterations (structural or non-structural) at the expiration or other termination of this Lease, repair all damage caused by such removal and restore the Demised Premises to the condition in which they were prior to the installation of any such alterations. Nothing herein contained will be construed to restrict Tenant's right to install or to make any changes in Tenant's own movable trade fixtures or to qualify Landlord's obligation to make structural replacements as provided in Section 12.2. The provisions of this
Article 14 are subject to the terms and conditions of any mortgage to which this Lease is subordinate and if the consent of any such mortgagee is required for such work, such consent will be obtained by Tenant before any such work is commenced. In that regard, Landlord agrees to reasonably cooperate with Tenant in obtaining the consent of such mortgagee.

     Plans and specifications for any proposed alterations will be submitted to Landlord for approval upon the request for its consent, together with a reputable contractor's (which may include a contractor in Tenant's employ) estimate of the cost thereof. Upon completion of the alterations, Landlord is to receive one print and one reproducible copy of the "as-built" construction plans.

     Section 14.2 In making any alternation contemplated by this Article, or any repair or restoration contemplated by other terms and conditions of this Lease, the parties will comply with all applicable laws, regulations, ordinances and orders and procure all requisite permits, all at Tenant's expense. Copies of all such approvals, authorizations and permits will be delivered to and retained by Landlord. Each party will, on written request from the other, execute any documents necessary to be signed on its part in order to obtain any such permit. All alterations made hereunder will be performed in a first-class, good and workmanlike manner using new materials at least equivalent in quality to those used in the construction of the Demised Premises. If the alterations are not performed by Landlord or its agents, employees, servants or contractors, Tenant shall require that each and every contractor, subcontractor and supplier, prior to furnishing labor or materials to the Demised Premises, file with the Prothonotary of Delaware County a written waiver of its right to file a mechanic's lien against the Demised Premises and Property, in form and substance satisfactory to Landlord. Landlord may impose a reasonable charge for the supervision and inspection of the construction of any alterations not performed by Landlord or its agents, employees, servants or contractors.

     Section 14.3 All alterations (other than Tenant's trade fixtures) made by Tenant will, upon termination of this Lease, immediately be and become the sole and absolute property of Landlord and will remain upon and be surrendered with the Demised Premises unless Landlord has elected as provided in Section 14.1 that such alterations be removed, in which event they will be removed by Tenant and the Demised Premises restored to its original condition at Tenant's expense upon or prior to the surrender of possession.

     Section 14.4 If Landlord, in its absolute discretion, determines that the performance of any work to be completed by Tenant's contractor(s) interferes with, delays, hampers or prevents Landlord's contractor(s) from proceeding with completion of its work in the Demised Premises, the premises of any other tenant or the Common Facilities, Tenant will, at the earliest possible time within 24 hours after Landlord's determination (which need not be communicated in writing and may be given orally by Landlord, its agents or contractors, to Tenant, or its agents or contractors), cause its contractors to cease all work being performed by it or on its behalf and to withdraw from the Demised Premises until further notice from Landlord.

     To the end that there will be no labor dispute which would interfere with the construction, completion or operation of the Common Facilities or the Property, or any part of either, including, but not limited to, the Demised Premises, Tenant agrees that for any work which Tenant performs, whether or not such work is permitted or required pursuant to the Lease, Tenant will engage the services of only such contractors and subcontractors as will work in harmony, and without causing any labor dispute, with each other, with Landlord's contractors and subcontractors and with the contractors and subcontractors of all others working in or upon the Common Facilities or the Property, or any part of either, and Tenant shall require its contractors and subcontractors to employ only such labor as will work in harmony, and without causing labor dispute, with all other labor then working in or upon the Common Facilities or the Property, or any part of either. Furthermore, only those contractors and subcontractors as have been duly licensed by the authority having jurisdiction over the appropriate profession and which have been approved in writing by Landlord may perform any work for Tenant in or upon the Demised Premises.

     Section 14.5 Tenant will maintain, or cause Tenant's contractors to maintain, worker's compensation and comprehensive general liability insurance and property damage insurance, all in amounts, with companies and on forms reasonably satisfactory to Landlord and on an occurrence basis. Such insurance will be in effect at all times during any period of such contractor's entry upon the Demised Premises and certificates of insurance will be delivered to Landlord prior to any such entry by Tenant or Tenant's contractors. If required by Landlord, such insurance will name Landlord and Landlord's contractor and/or construction manager as additional insured(s), and in all cases will be primary insurance not contributing with other insurance Landlord or its contractor and/or construction manager may carry. Landlord will not in any way be liable for any injury, loss, theft or damage which may occur to any supplies or equipment of, or any decorations or installations made by, Tenant or Tenant's contractors, the same being at the sole risk of Tenant and Tenant's contractors.

ARTICLE 15. INSURANCE; WAIVER OF SUBROGATION; RELEASE
- -----------------------------------------------------

     Section 15.1 During the term hereof, Tenant will, at its own cost and expense, provide and keep in force the following insurance:

        (a) Comprehensive general liability insurance, with exclusions "a" and "c" removed, written on an occurrence basis, naming Landlord and its agents and employees as additional insureds, against claims for bodily injury, death or property damage occurring in or about the Demised Premises and the Common Facilities (including, without limitation, bodily injury, death or property damage resulting directly or indirectly from or in connection with any alteration, improvement or repair thereof made by or on behalf of Tenant), with limits on an occurrence basis of not less than $3,000,000.00/$5,000,000.00 for bodily injury or death and $1,000,000.00 for property damage or $5,000,000.00 combined single limit. Tenant's coverage must include (i) premises/operations,
(ii) independent contractors, and (iii) broad form contractual liability in support of the indemnity provisions of Article 20. [To satisfy the liability insurance requirements of this Section 15.1 under a policy of commercial general liability insurance rather than comprehensive general liability insurance, Tenant must obtain an endorsement which applies the aggregate limits separately to the Premises (ISO Endorsement CG-25-05-11-85, Amendment--Aggregate Limits of Insurance (Per Location) or an equivalent endorsement satisfactory to Landlord). The certificate of insurance evidencing such policy must evidence that the limits of Tenant's liability insurance required hereunder apply solely to the Demised Premises and not to other locations.

        (b) Worker's Compensation in statutory amounts and employer's liability of at least $100,000.00.

        (c) Insurance covering its contents and all Tenant Improvements, from loss or damage from fire and casualty and, as to Tenant Improvements, such coverage shall be all-risk special form insurance (or its equivalent) with replacement cost and agreed amount endorsements naming Landlord as loss payee and Mortgagee under a New York standard non-contributory Mortgagee endorsement as their interests may appear.

        (d) Such other insurance as Landlord or any mortgagee may reasonably require from time to time.

     Section 15.2 All policies will be obtained by Tenant and copies of same or, at Landlord's option, certificates evidencing coverage will be delivered to Landlord at or before the Commencement Date. All insurance will be written by companies with a Best's rating of not less than A+, satisfactory to Landlord and Mortgagee and authorized to do business in the Commonwealth of Pennsylvania. All policies will be for periods of not less than one year and contain a provision whereby the same cannot be canceled or materially altered unless Landlord is given at least thirty (30) days prior written notice of such cancellation. Tenant will procure and pay for renewals of such insurance from time to time and promptly deliver to Landlord certificates thereof at least thirty (30) days before the expiration thereof. All such insurance will be primary insurance not contributing with other insurance Landlord or its contractor and/or construction manager may carry.

     Section 15.3  All policies of insurance to be obtained pursuant to this
Article 15 and all other policies which Landlord or Tenant may carry which affect, relate or pertain to the Demised Premises, the Common Facilities or any of Tenant's contents, the Tenant improvements, fixtures and property must include a waiver by the insurer of all rights of subrogation. Neither Landlord, Tenant, nor any of their respective agents, officers, employees or invitees will be liable to the other for, and each hereby expressly releases or waives any claim for, loss or damage caused by any risk covered by a so-called all-risk special form insurance policy (or its equivalent) or a commercial or comprehensive general liability policy, as applicable, without regard to whether such coverage is in effect. Such release and waiver shall include any such risk as to which a party elects to self -insure, in whole or in part, by virtue of any applicable deductible provisions of any insurance coverage or otherwise. Moreover, Tenant expressly waives and releases Landlord from any claim for any loss or damage to its business, contents, fixtures and/or property, whether or not such loss or damage results from the negligence of Landlord, its agents, officers, employees and/or invitees. If the release of Landlord as set forth in this Section contravenes any law with respect to exculpatory agreements, the liability of Landlord will not be deemed released but will be secondary to the other's insurer.

     Section 15.4 Landlord will maintain fire and casualty insurance on the Property (all-risk special form or its equivalent) and such other insurance as Landlord or Mortgagee deems necessary to protect adequately the interest of Landlord or Mortgagee.

ARTICLE 16. QUIET ENJOYMENT
- ---------------------------

     Section 16.1 Landlord covenants that so long as this Lease is in effect and Tenant pays the rents and performs the covenants and conditions contained in this Lease, Tenant may peacefully hold and enjoy the Demised Premises during the Term subject, however, to the terms of this Lease.

ARTICLE 17. SECURITY DEPOSIT
- ----------------------------

     Section 17.1 Simultaneously with the execution of this Lease, Tenant will deposit with Landlord the Security Deposit (which will not bear interest to Tenant unless required to do so by any provision of law) as security for Tenant's faithful and timely payment and performance by Tenant of all of Tenant's obligations, covenants, conditions and agreements under this Lease. Within a reasonable time after the expiration of the Term, Landlord will return the Security Deposit to Tenant, less such portion thereof as Landlord has utilized to make good any failure by Tenant to comply with any of Tenant's obligations, covenants, conditions or agreements hereunder.

     Section 17.2 In the event of any default by

Tenant hereunder, Landlord has the right, but is not obligated, to apply all or any portion of the Security Deposit to cure each default, in which event Tenant will, upon demand, promptly deposit with Landlord the amount necessary to restore the Security Deposit to its original amount.

     Section 17.3 The Security Deposit will be held by Landlord and may be commingled with its other funds. In the event of sale or transfer of Landlord's interest in the Building, Landlord has the right to transfer the Security Deposit to such purchaser or transferee, in which event Landlord will, upon such transfer, be released from all liability to Tenant for the return of the Security Deposit. Tenant will look only to the new landlord for the return of the Security Deposit.

ARTICLE 18. DAMAGE OR DESTRUCTION
- ---------------------------------

     Section 18.1 In case of any damage to or destruction of the Demised Premises, or any part hereof, Tenant will promptly give written thereof to Landlord.

     Section 18.2 If the Demised Premises is partially or totally damaged or destroyed by fire or other cause, then, whether or not the damage or destruction resulted from the fault or neglect of Tenant (and if this Lease has not been terminated as hereinafter provided in this Article 18), Landlord will repair the damage and restore and rebuild the Demised Premises (which for purposes of this Article 18 shall include the Tenant improvements), at its expense, with reasonable dispatch after notice to Landlord of the damage or destruction, provided, however, that Landlord will not be required to repair or replace any of Tenant's property.

     Section 18.3 If the Demised Premises is partially damaged or partially destroyed by fire or other cause, the rents payable hereunder will be abated to the extent that the Demised Premises has been rendered unusable to Tenant in the conduct of its business and for the period from the date of such damage or destruction to the date the damage has been repaired or restored. If the Demised Premises or a major part thereof has been totally (which shall be deemed to include substantially) damaged or destroyed or rendered completely unusable to Tenant in the conduct of its business on account of fire or other cause, the rents shall completely abate as of the date of the damage or destruction and until Landlord repairs, restores and rebuilds the Demised Premises, provided, however, that if Tenant reoccupies a portion of the Demised Premises for the conduct of Tenant's business during the time that the restoration work is taking place and prior to the date that the same are made completely tenantable, rents allocable to such portion will be payable by Tenant from the date of such occupancy.

     Section 18.4  In case of any damage or destruction mentioned in this
Article 18, Landlord may terminate this Lease, by notice to Tenant, if the Demised Premises and/or the portion of the Property in which the Demised Premises are located are not reasonably capable of restoration within one hundred eighty (180) days. Within thirty (30) days after such fire or casualty, Landlord will advise Tenant in writing as to whether or not it can restore the Premises within the one hundred eighty (180) day period referred to above, and whether or not it elects to terminate this Lease as provided in this Section 18.4. If Landlord elects not to terminate the Lease, then Landlord will have two hundred ten (210) days from receipt of Tenant's notice of such damage to restore the Demised Premises.

     Section 18.5 Provided that Landlord diligently prosecutes such repair and restoration, Landlord will have no liability if the time for repair or restoration extends beyond the two hundred ten (210) day period. During any period of restoration, Tenant will be responsible for the security of its goods, fixtures and equipment and will be responsible at its cost and expense to remove same from the damaged Demised Premises pending restoration if necessary, it being understood and agreed that Landlord will have no responsibility or liability with respect thereto if the same remain in the damaged area.

     Section 18.6 Notwithstanding anything to the contrary contained herein, Landlord's obligation to repair will not extend to the Tenant Improvements unless Tenant makes available to Landlord the funds to pay for the cost of such repairs, and Landlord's repairs will not exceed the scope of the work required to be done by Landlord at the outset of this Lease, if any, as set forth in Exhibit C. Furthermore, should the damage or destruction occur during the last year of the Term, then notwithstanding any contrary provision continued herein, Landlord will have the option of not repairing the Demised Premises. Landlord must give Tenant notice of its election not to repair within thirty (30) days of receipt of Tenant's notice of the damage or destruction or such option will be deemed terminated.

     Section 18.7 No damages, compensation or claim will be payable by Landlord for Inconvenience, loss of business or otherwise arising from any repair or restoration of any portion of the Demised Premises or of the portion of the Property in which the Demised Premises are located pursuant to this Article. Landlord will use reasonable and diligent efforts to effect such repair or restoration promptly and in such manner as not to unreasonably interfere with Tenant's use and occupancy.

     Section 18.8 Notwithstanding anything to the contrary contained herein, Landlord's obligations to repair the damage and restore and rebuild the Demised Premises and the portion of the Property in which the Demised Premises are located pursuant to this Article will be contingent upon its obtaining all necessary approvals from the applicable governmental authorities, all necessary consents from mortgagees or ground lessors and sufficient proceeds from insurance policies.

ARTICLE 19. CONDEMNATION
- ------------------------

     Section 19.1 If, at any time during the Term of this Lease, title to the whole or materially all of the portion of the Property in which the Demised Premises are located and/or Demised Premises is taken by the exercise of the right of condemnation or eminent domain (hereinafter referred to as the "proceedings") or by agreement between Landlord and those authorized to exercise such right, this Lease will terminate and expire on the date of such taking, all Base Rent and Additional Rent provided to be paid by Tenant will be apportioned and paid to the date of such taking, and the total award made in such proceedings will be paid to Landlord. For the purpose of this Article 19, "materially all of the portion of the Property in which the Demised Premises are located and/or Demised Premises" will be deemed to have been taken if, as a result of the taking, the premises remaining after such taking are not reasonably usable for Tenant's business purposes. Any dispute as to whether the premises are reasonably usable for Tenant's business purposes will be settled by arbitration to be held in Philadelphia, Pennsylvania in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's determination in any court having jurisdiction and the parties consent to the jurisdiction of the Common Pleas Court of Pennsylvania for this purpose.

     Section 19.2 If, at any time during the Term of this Lease, title to less than materially all of the portion of the Property in which the Demised Premises are located and/or Demised Premises is taken as aforesaid (a"Partial Condemnation"), the entire award will be paid to Landlord, and Landlord will have the option to (a) restore the portion of the Property in which the Demised Premises are located and/or Demised Premises to an architecturally and/or functionally complete unit with reasonable promptness, subject to ordinary delays beyond Landlord's control, provided that after such restoration the Demised Premises as restored is sufficient to meet Tenant's needs, or (b) terminate this Lease. Landlord will exercise its option to cancel by written notice to Tenant to be given not more than forty-five (45) days from the date of such Partial Condemnation and this Lease will become null and void ninety (90) days after said notice.

     Section 19.3 If title to less than materially all of the portion of the Property in which the Demised Premises are located and/or Demised Premises is taken as aforesaid and this Lease continues, the Base Rent and any additional Rent will be reduced to an amount equivalent to the proportionate square footage of the Demised Premises.

     Section 19.4 Tenant further agrees that if, at any time after the date hereof, the whole or any part of the portion of the Property in which the Demised Premises are located and/or Demised Premises is taken or condemned by any competent authority for its temporary use or occupancy (herein a "Taking"), this Lease will not terminate by reason thereof and Tenant will continue to pay, in the manner and at the time herein specified, the full amount of the Base Rent and all Additional Rent payable by Tenant hereunder, and, except only to the extent that Tenant may be prevented from so doing pursuant to the terms of the order of the condemning authority, to perform and observe all of the other terms, covenants, conditions and obligations hereof upon the part of Tenant to be performed and observed, as though such Taking had not occurred. In the event of any such Taking, Tenant will be entitled to receive the entire amount of any award made for such Taking applicable to the Demised Premises, whether paid by way of damages, rent or otherwise (except that if the award is made in a lump sum, the award will be held by Landlord and paid out to Tenant in equal monthly installments), except that portion of the award attributable to or for restoration, if any, which will be held by and belong to Landlord, provided, however, if such period of temporary use or occupancy shall extend beyond the expiration date or termination of this Lease, such award shall be apportioned between Landlord and Tenant as of such date of expiration or termination of the Term. If the period of temporary use or occupancy ends during the Term of this Lease, Tenant will, at its sole cost and expense, restore the Demised Premises as nearly as practicable to the condition of the same is immediately prior to the Taking, and if the period of temporary use or occupancy does not end during the Term of this Lease, Landlord will be entitled to the portion of the award that is attributable to restoration of the Demised Premises.

     Section 19.5 Except as expressly provided in the preceding Sections of this Article, Tenant will neither have nor make any claim whatsoever for any award or payment for the Demised Premises or any part thereof, and in any event Tenant shall neither have nor make any claim whatsoever for any award or payment for the value of Tenant's leasehold under this Lease or the value of the unexpired portion of the Term of this Lease. Nothing herein shall preclude Tenant from the right to recover for direct loss of its personal property or trade fixtures or for relocation expenses, if applicable.

ARTICLE 20. INDEMNIFICATION
- ---------------------------

     Section 20.1 Tenant covenants and agrees, at its sole cost and expense and in addition to any other right or remedy of Landlord hereunder, to indemnify and save harmless Landlord and/or Mortgagee from and against any and all loss, cost, expense and liability from claims by any third party(ies) (but excluding any liability arising solely out of the negligence of Landlord or its agents, employees or contractors), including, without limitation, reasonable attorneys' fees and court costs, arising from or in connection with Tenant's occupancy and control of the Demised Premises or Common Facilities, the conduct or management of any work, or any act or omission whatsoever, done in or on the Demised Premises by or under the direction or at the request of Tenant, any breach or default on the part of Tenant in the payment of any rent or performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or any act or negligence of Tenant or any of its agents, contractors, servants, employees, licensees or invitees.

     Section 20.2 In the event that any action or proceeding is brought against Landlord and/or Mortgagee by reason of any claims covered by the foregoing indemnity, Tenant will, upon notice from Landlord and/or Mortgagee, resist or defend such action or proceeding by counsel reasonably satisfactory to Landlord and/or Mortgagee. Landlord and/or Mortgagee will not defend such action or proceeding so long as Tenant is diligently doing so. Landlord and/or Mortgagee will give prompt notice to Tenant of any action or proceeding brought against Landlord and/or Mortgagee by reason of any claims covered by the foregoing indemnity, together with copies of any documents served on Landlord and/or Mortgagee in connection therewith, and Landlord and/or Mortgagee will not settle any such claim without Tenant's written consent.

ARTICLE 21. SELF-HELP
- ----------------------

     Section 21.1 Tenant covenants and agrees that if it at any time fails to take any payments or perform any act which it is obligated to make or perform under this Lease, then Landlord may, but will not be obligated to, after Tenant's time to make any such payment or perform any such act as provided in this Lease has expired and any required notice has been given, and without waiving or releasing Tenant from any of its obligations under this Lease, make any such payment or perform any such act in such manner and to such extent as is necessary and consistent with Tenant's obligations hereunder. In exercising any such rights, Landlord may pay or incur costs and expenses, including, without limitation, reasonable attorneys' fees. Notwithstanding the foregoing, Landlord may make any such payment or perform any such act before Tenant's time to do so (as provided in Article 8) has expired, if payment or performance of the same is necessary or required prior to the expiration of the applicable grace period for the preservation or protection of the Property and/or Demised Premises.

     Section 21.2 All sums so paid or incurred in connection with the performance of any such act by Landlord, together with interest thereon from the date that Landlord made such expenditure at the rate of five (5%) percent above the rate which CoreStates Bank, N.A. announces as its so-called prime rate or base rate, from time to time, or the maximum rate allowed by law, whichever is less, will be deemed Additional Rent hereunder and, except as otherwise in this Lease expressly provided, will be payable to Landlord on demand or, at the option of Landlord, may be added to any Rent then due or thereafter becoming due under this Lease.

ARTICLE 22. ESTOPPEL CERTIFICATE
- --------------------------------

     Section 22.1 Tenant agrees that at any time and from time to time, within ten (10) days of the receipt of written request by Landlord, it will execute, acknowledge and deliver a statement in writing certifying (a) that this Lease is unmodified and in full force and effect, or if there have been modifications that the same is in full force and effect as modified and stating the modification, (b) the dates to which the Base Rate, Additional Rent and other charges have been paid and the amount of same, and (c) to the best knowledge of the certifying party whether there are any defaults or rent abatements or offsets claimed. Notwithstanding the foregoing, it is intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser or mortgagee or assignee of any mortgage of Landlord's interest in the Demised Premises and/or Property and the statement will contain such other information as is requested, and be in the form required, by such purchaser, mortgagee or assignee.

     Section 22.2 The failure of Tenant to execute, acknowledge and deliver to Landlord a written instrument in accordance with the provisions of this Article within the ten (10) day period above provided shall constitute an acknowledgement by Tenant, which may be relied upon by any mortgagee or prospective purchaser or mortgagee or assignee of any mortgage of Landlord's interest in the Demised Premises and/or Property or of any interest therein, of the matters set forth in Section 22.1 as well as such other facts and conditions as shall have been requested to be certified, and shall constitute, as to any person entitled to rely as aforesaid, a waiver or any defaults which may exist prior to the date of such request. Notwithstanding the foregoing, Tenant's failure to furnish such written instrument within the time period provided herein after Landlord's request therefor, shall constitute a default under this Lease.

ARTICLE 23. SUBORDINATION AND NON-DISTURBANCE
- ---------------------------------------------

     Section 23.1 This Lease is and will at all times be subject and subordinate to the lien of any mortgage(s) now or hereafter made on or affecting the Property or any part thereof, and all renewals, modifications, consolidations, replacements, or extensions thereof, irrespective of the time of recording such mortgage(s). The provisions of this subordination shall be automatic and no further instrument of subordination will be necessary, but in confirmation of this subordination Tenant will, at Landlord's request, execute and deliver such further instruments as may be required by the holder(s) of said mortgage(s).

     Section 23.2 If any mortgagee or any other person claiming by or through any mortgagee, or by or through any foreclosure proceeding or sale in lien of foreclosure, succeeds to the rights of Landlord under this Lease, Tenant will, at the request of such successor or at Landlord's request, attorn to and recognize such successor as the landlord of Tenant under this Lease, and Tenant will promptly execute, acknowledge and deliver at any time any instruments requested by such person to evidence such attornment and/or confirm Tenant's agreement to attorn. Upon such attornment, this Lease will continue as a direct lease from such successor landlord to Tenant, upon and subject to all of the provisions of this Lease for the remainder of the Term, except that the successor landlord will not be:

        (a) liable for any previous act or omission of Landlord under this Lease;
        (b) subject to any offset not expressly provided for in this Lease which has theretofore accrued to Tenant against Landlord;

        (c) bound by (i) any modification of this Lease after the date of such mortgage, or (ii) any prepayment of more than one (1) month's Base Rent or Additional Rent, unless same has been expressly approved in writing by the holder of such mortgage through or by reason of which the successor landlord shall have succeeded to the rights of Landlord under this Lease;

        (d) bound by any security deposit which Tenant may have paid to any prior landlord, unless such deposit is in an escrow fund available to mortgagee, or actually received by mortgagee;

        (e) bound by any provision in the Lease which obligates Landlord to erect or complete any building or to perform any construction work or to make any improvements to the Demised Premises or to expand or rehabilitate any existing improvements or to restore any improvements following any casualty or taking;

        (f) bound by any notice of termination given by Landlord to Tenant without such mortgagee's written consent thereto; or

        (g) personally liable under the Lease and any mortgagee's liability under the Lease shall be limited to the ownership interest of mortgagee in the Demised Premises and/or the Property.

        Tenant will further agree with such mortgagee that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without such mortgagee's prior written consent.

ARTICLE 24.  NOTICES
- --------------------

     Section 24.1 Except as expressly provided in this Lease to the contrary, all notices, demands and requests (other than invoices for Base Rent or Additional Rent) which are required to be given by either party to the other will be in writing and will be sent by United States first class certified mail, return receipt requested, addressed (a) to Landlord at its address set forth in the Agreement of Lease, "Attention: Vice President - Asset Management", (b) to Tenant at the Demised Premises, or (c) at such other place as either party may from time to time designate in a written notice to the other party. Until Tenant takes occupancy of the Demised Premises, notices to Tenant shall be at Tenant's address as set forth in the Agreement of Lease.

     Section 24.2 Notice is deemed to be given upon receipt, provided, however, that in the event a party refuses to accept delivery of said certified mail, the notice will nevertheless be deemed to be given upon the date of refusal to accept delivery, and further provided that if the postal service is unable to deliver said certified mail the notice will nevertheless be deemed to be given as of the date of the postal service's second notice of attempted delivery. Notwithstanding the above, a notice of change of address will not be effective until received.

     Section 24.3 Either party may, at its option, substitute for service by United States first class certified mail, service by Federal Express or similar overnight courier, provided that such courier obtains and makes available to its customers written evidence of delivery. Notice given via such courier is deemed to be given upon receipt or upon refusal to accept delivery, as applicable. Notices may be given by a party or by an agent or attorney for a party on its behalf.

ARTICLE 25. BROKER
- ------------------

     Section 25.1 Landlord and Tenant represent to each other that they dealt with no broker in connection with this Lease other than the Broker identified in the Agreement of Lease.

     Section 25.2 Tenant agrees that if any claim should be made for commissions by any broker by reason of any act of Tenant or its representatives, Tenant will hold Landlord free and harmless from any and all loss, liabilities and expenses in connection therewith. Landlord will give prompt notice to Tenant after any such claim is made by any broker. Tenant will have the right to defend such claim and Landlord will not pay or settle such claim as long as Tenant is defending same.

     Section 25.3 Landlord agrees that if any claims should be made for commissions by any broker by reason of any act of Landlord or its representatives, Landlord will hold Tenant free and harmless from any and all loss, liabilities and expenses in connection therewith. Tenant will give prompt notice to Landlord after any such claim is made by any such broker. Landlord will have the right to defend such claim and Tenant will not pay or settle such claim as long as Landlord is defending same.

ARTICLE 26. SIGNS
- -----------------

     Section 26.1 Tenant will comply with Landlord's criteria governing tenant signage. Tenant will not place any signs on the land, or the exterior or interior of the Demised Premises, or in any window whereby such sign would be visible from the outside of the building in which the Demised Premises is located, except as agreed to in writing by Landlord. Tenant will obtain, at its sole cost and expense, any and all permits, licenses or approvals which may be necessary in connection with its sign or signs.

ARTICLE 27. HOLDOVER
- --------------------

     Section 27.1 If Tenant continues in occupancy of the Demised Premises after the expiration or sooner termination of the Term, such occupancy will be deemed to be an event of default by Tenant (without the necessity of any notice). Tenant's occupancy will be deemed a month-to-month tenancy subject to the terms of the Lease and Tenant will pay twice the Base Rent in effect upon the expiration of the Term together with twice the Additional Rent herein provided. The provisions of this Article will not be construed (a) to relieve Tenant from liability to Landlord for damages resulting from any such holding over, or (b) as Landlord's consent for Tenant to hold over.

ARTICLE 28. LIMITATION OF LIABILITY
- -----------------------------------

     Section 28.1 Notwithstanding any contrary provision contained in this Lease, neither Landlord, nor any of its officers, directors, principals, partners, agents or employees, will be responsible or liable to Tenant:

        (a) for any damage or injury resulting from acts or omissions of persons occupying or using any other part of the Property or for any injury or damage resulting from bursting, stoppage or leakage of water, sprinkler, gas, sewer or steam pipes; or

        (b) for any consequential damages or lost profits, under any circumstances whatsoever; or

        (c) with respect to any of the provisions of this Lease.

        Notwithstanding the provisions of this Section, if Landlord is in default with respect to its obligations hereunder and is thereby or otherwise determined to be liable to Tenant (whether as a result of negligence, strict liability, breach of warranty or any other theory or concept of liability), Landlord will be liable for monetary damages only and as of the date such cause of action occurs, following a final judgment establishing such default or liability. In any such event, Tenant will look solely to the equity of Landlord in the Property for the satisfaction of Tenant's remedies or Landlord's liability and it is expressly understood and agreed that Landlord's liability under the terms, covenants, warranties and obligations of this Lease or otherwise, will in no event exceed the loss of its equity in the Property, or extend personally to any principal, partner or officer, director, agent or employee, as applicable, of Landlord.

ARTICLE 29. Intentionally omitted
- ----------

ARTICLE 30. RULES AND REGULATIONS
- ---------------------------------

     Section 30.1 Tenant, its agents, employees, contractors, licensees and invitees, will at all times abide by and observe the Rules and Regulations attached hereto as Exhibit E. In addition, Tenant, its agents, employees, contractors, licensees and invitees will abide by and observe such modified or new rules or regulations as may be promulgated from time to time by Landlord for the operation and maintenance of the Property, provided, however, that a copy of same are sent to Tenant and that the same are in conformity with common practice and usage in similar properties and are not inconsistent with the provisions of this Lease. Nothing contained in this Lease will be construed to impose upon Landlord any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other lease, as against any other tenant, and Landlord will not be liable to Tenant for violation of the same by any other tenant, its employees, agents, contractors, licensees or invitees. If there is any inconsistency between this Lease and the Rules and Regulations set forth in Exhibit D, the terms of this Lease will govern.

ARTICLE 31. REGULATION OR COMMON FACILITIES
- -------------------------------------------

     Section 31.1 The Common Facilities are at all times subject to the exclusive control and management of Landlord. Landlord will have the right to change the areas, locations and arrangements of parking areas, roads and other Common Facilities (provided that Tenant will have reasonable access to the Demised Premises); to enter into, modify and terminate easements and other agreements pertaining to the use and maintenance of the parking areas and other Common Facilities; to restrict parking by tenants, their officers, agents, and employees to employee parking areas; to construct parking areas and facilities; to establish and change the level of parking surfaces; to close all or any portion of the parking areas or other Common Facilities to such extent as may, in the opinion of Landlord, be necessary to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; to close temporarily any or all portions of the said areas or facilities to discourage non-tenant parking; and to do and perform such other acts in and to the Common Facilities as, in the exercise of good business judgment, Landlord may determine to be advisable.

     Section 31.2 Landlord reserves any and all rights not expressly granted to Tenant hereunder, including, but not limited to, the following rights which are reserved to Landlord for its purpose in operating the Property: (a) the exclusive right to the use of the name of the Property, except that Tenant may use the name of the Property as its business address and for no other purpose;
(b) the right to change the name or address of the Property, without incurring any liability to Tenant for so doing; (c) the right to install and maintain a sign or signs on the Property or on the Common Facilities; (d) the exclusive right to use or dispose of the use of the roof of the building in which the Demised Premises are located; and the right to grant to anyone the right to conduct any particular business or undertaking on the Property.

ARTICLE 32. SHORT FORM LEASE
- ----------------------------

     Section 32.1 Tenant will, at the request of Landlord, execute duplicate originals of an instrument in recordable form which will constitute a short form of lease, setting forth a description of the Demised Premises, the Term of this Lease and any other portions hereof, except the rent provisions, that either party may reasonably request.

ARTICLE 33. CAPTIONS
- --------------------

     Section 33.1 The captions in this Lease are for convenience and reference only, in no way define, limit or describe the scope or intent of this Lease and are in no way to affect the interpretation or construction of this Lease.

ARTICLE 34. APPLICABILITY TO SUCCESSORS AND ASSIGNS
- ---------------------------------------------------

     Section 34.1 The provisions of this Lease will be binding upon and inure to the benefit of Landlord and Tenant, and their respective heirs, successors, legal representatives and assigns, but nothing herein will grant to Tenant the right to assign this Lease other than pursuant to the provisions hereof. It is understood that the term "Landlord" as used in this Lease means only the owner, a mortgagee in possession, or a ground lessee of the Demised Premises, so that in the event of any sale of the Demised Premises or the building in which the Demised Premises is located or of any ground lease thereof, or if a mortgagee takes possession of the Demised Premises or the building in which the Demised Premises is located, the Landlord named herein will be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter, and it will be deemed, without further agreement, that the purchaser, the ground lessee of the Demised Premises or the building in which the Demised Premises is located, or the mortgagee in possession has assumed and agreed to carry out any and all covenants and obligations of landlord hereunder accruing from and after the date of transfer, lease or possession, as applicable.

ARTICLE 35. ENTIRE AGREEMENT; MODIFICATION
- ------------------------------------------

     Section 35.1 This Lease (a) constitutes the entire and only agreement between the parties relating to the subject matter hereof, (b) cancels and supersedes any prior agreements or discussions between the parties or their representatives, and (c) may not be modified except by an instrument in writing which is signed by both parties.

ARTICLE 36. MISCELLANEOUS
- --------------------------

     Section 36.1 The terms, covenants, conditions, provisions and agreements of this Lease are deemed to be severable. If any clause or provision herein contained is adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law or regulation, it will not affect the validity of any other clause or provision herein, but such other clauses or provisions will remain in full force and effect. In addition, Landlord may pursue the relief or remedy sought in any invalid clause, by conforming such clause with the provisions of the statute or regulation as if the particular provisions of the applicable statute or regulation were set forth herein at length.

     Section 36.2 This Lease is not to be strictly construed against either Landlord or Tenant. No remedy or election given by any provision in this Lease is deemed inclusive unless so indicated, but each, wherever possible, is cumulative with all other remedies in law or at equity.

     Section 36.3 All obligations of Tenant which by their nature involve performance in any particular, or which, cannot be ascertained to have been fully performed until after the end of the Term, will survive the expiration or sooner termination of this Lease.

     Section 36.4  Intentionally omitted.

     Section 36.5 This Lease is to be interpreted, governed by and enforced in accordance with the substantive law of the State in which the Property is located without regard to choice of laws concepts.

ARTICLE 37. OUTSIDE STORAGE
- ---------------------------

     Section 37.1 Storage of goods, equipment, vehicles or materials of any kind outside the Demised Premises is expressly prohibited without the prior written consent of Landlord, except for employee and visitor parking which shall be permitted only in designated parking area. Tenant shall be permitted unreserved parking for sixty (60) vehicles, which may be relocated by Landlord.

ARTICLE 38. RIGHT TO RELOCATE
- -----------------------------

     Section 38.1 From time to time or at any time during the Term, and on not less than thirty (30) days notice to Tenant, Landlord will have the right to move Tenant out of the Demised Premises and into substantially similar space of at least equal area, in the building in which the Demised Premises are located, or a comparable building owned by Landlord, or any of its affiliates, in the Property. In such event Landlord will remove, relocate and reinstall Tenant's equipment, furniture and fixtures and redecorate the new space similar to the old space, all of which shall be done at Landlord's sole cost and expense, whereupon this Lease shall continue in full force and effect and shall apply to the new space as though this Lease had originally been for such new space for the balance of the Term.

     Section 38.2 Provided no default exists hereunder and subject to the same rights granted to Tenants under leases for space in the building prior to the date hereof, at the end of the third lease year and upon written notice to Landlord, Tenant shall have the right to move out of the Demised Premises and into space of at least 9,000 square feet at Tinicum Industrial Park, at Tenant's sole cost and expense, whereupon Tenant shall pay no penalty for the unamortized portion of Tenant's improvements, and Tenant and Landlord shall enter into a new Agreement of Lease.

ARTICLE 39. REMOVAL OF TRASH
- ----------------------------

     Section 39.1 If the Agreement of Lease provides that Landlord shall remove trash, Tenant shall place all trash in dumpsters outside the building in which the Demised Premises are located at designated areas approved by Landlord in writing. Landlord shall remove trash at such regular intervals as are necessary to keep trash from overflowing the dumpsters.

     Section 39.2 If the Agreement of Lease provides that Tenant shall remove trash, Tenant shall arrange to dispose of same outside the Property in compliance with all applicable laws and regulation and at

     -1:

such regular intervals as are necessary to keep trash from overflowing the dumpsters designated for Tenant's use.

     Section 39.3 If Tenant utilizes dumpsters on the Property other than the dumpsters approved by Landlord for Tenant's use, Tenant will be deemed to have leased same from Landlord at the then-current fair market rental value thereof and shall pay such rental value to Landlord on demand as Additional Rent.

ARTICLE 40. RIGHT OF FIRST OFFER
- --------------------------------

     Section 40.1 Provided no default exists hereunder and subject to the same rights granted to tenants under leases for space in the Building prior to the date hereof, Landlord shall notify Tenant in writing promptly after Landlord becomes aware that adjacent space in the Building will become available for lease of the date of availability of such adjacent space, together with the location thereof and the terms and conditions on which Landlord proposes to lease such adjacent space. Within five (5) business days after Tenant's receipt of such notice, Tenant shall advise Landlord in writing whether it intends to lease such adjacent space and Tenant's failure to so notify Landlord shall be deemed a waiver of Tenant's right to lease such adjacent space at such time.

                         END OF GENERAL TERMS OF LEASE



2-

                                   EXHIBIT B
                       LEASE COMMENCEMENT DATE AGREEMENT
                       ---------------------------------


    THIS AGREEMENT made this ___________________ day of _______________ 199__ by and between:
________________________________________________________________________
("Landlord") and ____________________________________________________
("Tenant").

                                  WITNESSETH:

    WHEREAS, Landlord and Tenant entered into an Agreement of Lease dated ________________________ ("Lease") setting forth the terms of occupancy by Tenant of all or a portion of a building located at _______________________________________________________________________________,
Pennsylvania; and

    WHEREAS, the Lease is for an initial term of ______ year(s) and the Commencement Date of the initial term of the Lease has been determined in accordance with the provisions of Article 3 of the Lease.

    NOW, THEREFORE, it is agreed and confirmed by the parties as follows:

    1. The Commencement Date of the initial term of the Lease is _______________________________ and the termination date of the initial term of the Lease is ______________________________.

    2. The date on which the first payment of Base Rent and Additional Rent is due from Tenant is ____________________.

    3. This agreement is executed by the parties for the purpose of providing a record of the commencement, termination and Base Rent commencement dates of the Lease.

    IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this instrument as of the day and year first above written.

Attest/Witness:                      Landlord



                                     By:
- ----------------------------            ----------------------------
                                               Tenant


                                     By:
- ----------------------------            ----------------------------

                                   EXHIBIT C
                        SCOPE OF TENANT IMPROVEMENT WORK
                        --------------------------------


The following improvements shall be completed by Landlord at Landlord's sole cost and expense:

1. Floor covering, colors, designs and specifications per carpet, floor tile and paste to be as chosen by Tenant and approved by Landlord among the samples provided by Landlord.

2. Partitions - demising partitions to be metal studs with 1/2" drywall, fire rated where required, up to under side of suspended ceiling or structural slab according to plan.

3. Painting and staining interior wall surfaces of gypsum board to receive one prime coat and one finish coat of latex finish, color to be selected by Tenant from building standard color chart.

    Exposed interior ferrous metal surfaces including piping, ductwork and mechanical equipment to receive one coat of enamel primer and one finish coat of enamel.

    Metal doors, door but, and other metal surfaces not having shop finish to receive one prime coat and one finish coat.

    All wood doors to be finished with one coat sanding sealer and one coat clear polyurethane.

4.  Doors - All interior doors to be hollow core wood veneer 3'0" by 6'8".

    Emergency exit doors as required by code.

5. Finish hardware to be medium duty commercial type manufacturer models to be approved by Landlord.

    All interior doors to be provided with key-access hardware,

    Tenant entrance door to be provided with heavy duty combination lock set and door closure.

6. Ceiling to be white 2' x 4' x 5/8" acoustical ceiling tiles and exposed white grid system.

    Exceptions to the ceiling height will be made to accommodate piping, mechanical ducts and shafts, and other obstructions located above the ceiling.

7. Perimeter window blinds to be horizontal narrow slat window blinds per Landlord's specifications.

8. Electrical systems - Demised premises to be provided with electrical service in accordance with applicable codes.

    Demised Premises to be serviced by designated meter from which Tenant will receive a monthly electric bill.

    All duplex outlets and switches in accordance with the enclosed floor plan.

9. Lighting Fixtures - Standard fixtures to be 2' x 4' with four forth watt fluorescent lamps in a quantity of 1 fixture per 100 square feet.

    Emergency egress lighting to be provided by the use of standard fixtures by emergency battery back-up power as required by code.

10. Communication - Tenant to be responsible for providing and installing, at its expense, communication systems including, but not limited to, telephone, fiber optics, computer, intercom system and audio/visual system. Wiring installation above finished ceiling shall be approved for plenum installation. Tenant shall provide required areas within Demised Premises for communication systems equipment.

    Access to the Demised Premises through the building's core by servicing utilities shall be coordinated with and approved by Landlord.

11. Landlord shall turn on the existing water fountain located in Tenant's lounge area.

    One stainless steel sink shall be provided in Tenant break area (counter top and base cabinet included).

12. HVAC - Demised Premises to be provided with a variable air volume cooling system at a rate of one ton per 400 square feet. Tenant acknowledges that the training area HVAC system is also sized at one ton per 400 square feet, and three individually switch ceiling fans shall be used to recirculate the existing air flow throughout the training center.

13. Fire Protection - The building sprinkler has been designed in accordance with applicable building codes. Changes in the sprinkler system to accommodate the Tenant's equipment in the training room will be completed by Landlord prior to Tenant's occupancy at Landlord's sole cost and expense.

    Any future additional requirements per sprinkler system service (adds, relocates, deletions) made necessary by the Tenant's usage of the Demised Premises will be at Tenant's cost.

14. Heat and smoke detection systems, chemical dry fire extinguishers, or any other system required as a result of Tenant's specific use will be at the Tenant's cost.

15. Identification - Tenant identification to be provided by Landlord at Tenant's cost on main building entrance directory, street sign directory, lobby directory, as well as entrance door to Demised Premises subject to approval by Landlord.

                                   EXHIBIT D

                             RULES AND REGULATIONS

1. Tenant will not and will not permit its employees, agents, invitees or licensees to: obstruct, in any way, the fire exits or equipment, sidewalks, entry passages, corridors, halls, stairways or elevators of the Building, or use the same in any way other than as a means of passage to and from the Demised Premises; bring in, store, test or use any materials in the Building which could cause a fire or an explosion or produce any fumes or vapor; smoke in any elevator, stairwell or any designated "no smoking" area; throw substances of any kind out of windows or doors, or down the stairs, halls or passages of the Building; sit on or place anything upon the window sills; or clean the windows.

2. Waterclosets and urinals may not be used for any purpose other than those for which they were constructed and no sweepings, rubbish, ashes, newspaper or any other substances of any kind will be thrown into them. Waste and excessive or unusual use of water is prohibited.

3. The windows, doors, partitions and lights which reflect or admit light into the halls or other places of the Building will not be obstructed. NO SIGNS, ADVERTISEMENTS OR NOTICES WILL BE INSCRIBED, PAINTED, AFFIXED OR DISPLAYED IN, ON, UPON OR BEHIND ANY WINDOWS, except as may bs required by law or agreed upon in writing by Landlord. Except as expressly provided in the Lease, no sign, advertisement or notice will be inscribed, painted or affixed on any doors, partitions or other part of the inside or outside of the Building, without the prior written consent of Landlord.

4. No contract of any kind with any supplier of towels, water, ice, toilet articles, waxing, rug shampooing, venetian blind washing, furniture polishing, lamp servicing, cleaning of electrical fixtures, removal of waste paper, rubbish or garbage, or other like service will be entered into by Tenant nor will any vending machine of any kind be installed in the Demised Premises, without the prior written consent of landlord.

5. When electric wiring of any kind is introduced, it will be done only by contractors approved by Landlord and must be connected as approved by Landlord. No stringing or cutting of wires will be allowed.

6. All freight, including furniture and equipment, brought into or removed from the Building by Tenant and the time of moving the same in and out of the Building, will be done under the supervision of Landlord. Landlord will not be responsible for loss of or damage to any such equipment or freight from any cause and any damage done to the Building by moving or maintaining any such equipment or freight will be repaired at the expense of the Tenant. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

7. Landlord has the right to approve or prescribe the weight, size and position of all safes and other bulky or heavy equipment or articles. All safes or other heavy equipment or articles will stand on a base of such size as is designated by Landlord. No machinery of any kind or articles of unusual size or weight will be allowed in the Building without the prior written consent of Landlord. Business machines and mechanical equipment will be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance to other tenants.

8. No additional or different lock or locks will be placed by Tenant on any door without the prior written consent of Landlord, which shall not be unreasonably withheld. For lock installed by Landlord, two keys will initially be furnished to Tenant by Landlord and two additional keys will be supplied to Tenant by Landlord upon request, without charge. Any additional keys by Tenant will be paid for by Tenant. Tenant, its agents and employees, will not have any duplicate key made. Any and all keys to doors and washrooms will be returned to Landlord on or before the termination of the Lease. In the event of a loss of any keys Tenant will pay Landlord the cost thereof and, if applicable, the costs of replacing the locks related thereto.

9. Except as is expressly provided in the Lease to the contrary, Tenant will not employ any person or persons for the purpose of cleaning the Demised Premises without the prior written consent of Landlord. Landlord will not be responsible to Tenant for any loss of property from the Demised Premises, or for any damage done to the Demised Premises or the effects of Tenant, by cleaners employed by Tenant or any of its employees, or by any other person or any other cause however occurring.

10. No bicycles, vehicles or animals of any kind will be brought into or kept in or about the Demised Premises other than in areas which are specifically designated for such purpose, if any.

11. The requirements of Tenant will be attended to only upon application at the office of Landlord. Employees of Landlord will not perform, or be requested by Tenant to perform, any work for Tenant or do anything outside of their regular duties, unless under special instructions from Landlord.

12. The Demised Premises will not be used for lodging or sleeping purposes and cooking therein is prohibited. Tenant will not use the Demised Premises or permit the Demised Premises to be used for the sale of food or beverages.

13. Tenant will not: conduct, or permit any other person to conduct, any auction upon the Demised Premises; manufacture or store goods, wares or merchandise upon the Demised Premises, without the prior written approval of Landlord, except the storage of usual supplies and inventory to be used by Tenant in the conduct of its business; permit the Demised Premises to be used for gambling; make or permit to be made any unusual noises or any musical instrument, radio, television or recorded or wired music to be played in such a manner as to disturb or annoy other tenants; or permit any unusual odors to be produced upon the Demised Premises.

14. No awning or other projections will be attached to the outside walls of the Building. No curtains, blinds, shades or screens will be attached to or hung in, or used in connection with, any window or door of the Demised Premises, without the prior written consent of Landlord and any such curtains, blinds and shades must be of a quality, type, design and color, and attached in a manner, approved by Landlord.

15. Canvassing, soliciting and peddling in the Building are prohibited, and Tenant will cooperate to prevent the same.

16. All deliveries and loading and unloading of goods or freight will be done in the areas and through the entrances designated for such purposes by Landlord. Timing will be reviewed with Landlord and mutually agreed upon by Landlord and Tenant. Neither Tenant nor others will use any hand trucks or similar moving devices except those equipped with rubber tires and side guards. No hand trucks or similar moving devices will be allowed in passenger elevators.

17. Tenant will have the right in common with Landlord and other tenants of the Building and their employees and invitees to use the parking area(s) and/or parking garage, if any, provided by Landlord for the parking of passenger automobiles, other than parking spaces specifically identified as allocated to others by Landlord. Landlord may issue parking permits (which Tenant will require all of its employees to display in or on their vehicles), install a gate system or impose any other system Landlord deems necessary for the use of the parking area(s). Tenant and Tenant's employees will park their vehicles only in those portions of the parking area designated for that purpose by Landlord. TENANT AGREES THAT IT AND ITS EMPLOYEES AND INVITEES WILL NOT PARK THEIR AUTOMOBILES IN PARKING SPACES ALLOCATED FOR VISITORS OR RESERVED TO OTHERS BY LANDLORD AND WILL COMPLY WITH SUCH RULES AND REGULATIONS FOR USE OF THE
PARKING AREA AS LANDLORD MAY FROM TIME TO TIME PRESCRIBE. VIOLATION OF THE REGULATION MAY RESULT IN VEHICLE(S) BEING TOWED AT THE EXPENSE OF THE OWNER/OPERATOR OF SUCH VEHICLE(S). Landlord is not responsible for any damage to or theft of any vehicle in the parking area(s) and will not be required to keep parking spaces clear of unauthorized vehicles or to otherwise supervise the use of the parking area(s). Landlord reserves the right to change any existing or future parking areas, roads or driveways, to make any repairs or alterations deemed necessary to any parking areas, roads and/or driveways and to temporarily revoke or modify the parking rights granted to Tenant hereunder.

18. Before closing and leaving the Demised Premises, Tenant will ensure that all entrance doors have been locked.

19. Landlord has the right to prohibit any advertising by Tenant which in Landlord's reasonable opinion tends to impair the reputation of the Building (and/or the park in which the Building is located) or its desirability as a building for offices, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

                                   EXHIBIT E

OPERATING EXPENSES
- ------------------

    1. During the Term of this Lease Tenant shall pay to Landlord Tenant's Pro Rata Share of "Operating Expenses" and "Real Estate Taxes" as defined below.

    2. (a) "Operating Expenses" are defined as any and all costs and expenses incurred by Landlord relating or pertaining to the Property and deemed by Landlord to be reasonable, appropriate and for the best interests of the Property, including, but not limited to, the cost of: (i) gas, oil, electricity, steam, water and other utilities (excluding tenants' electricity); (ii) installing, operating, maintaining, repairing and replacing any part or parts of, and/or providing Common Facilities, utilities, services, lighting, mechanical and electrical equipment (including heating, ventilation and air-conditioning equipment) and similar items which are or will be utilized to provide services and utilities; (iii) maintenance, repair, lighting, cleaning, painting, stripping, decorating, policing, management, superintendence and security; (iv) insurance of any nature maintained by Landlord; (v) removal of snow, ice and debris, regulation of traffic, inspection of machinery and equipment and personal property taxes and other charges incurred in connection with such machinery and equipment; (vi) replacement of paving, curbs, walkways, planters and maintaining any lawns and/or plantings; (vii) management fee; and
(viii) any and all other expenses paid by Landlord in the operation, maintenance and repair of the Property except as otherwise expressly excluded herein.

        (b) Operating Expenses will not include: (i) any expenses for which Landlord is reimbursed or indemnified (either by an insurer, condemnor, tenant or otherwise); (ii) interest or amortization payments on any mortgage or mortgages, and rental under any ground or underlying lease or leases; or (iii) the cost of any work or services performed for or facilities furnished to a tenant at the tenant's cost. Operating Expenses will include the cost of any capital improvement made to the Property after the date hereof which reduces other Operating Expenses of the Property or is required under a law or regulation that was not applicable to the Property at the time it was constructed, the cost thereof to be amortized over a reasonable period (not to exceed ten (10) years) together with interest on the unamortized balance at the rate being paid by Landlord for funds borrowed for the purposes of constructing said capital improvements (or the rate at which Landlord then customarily borrows funds for similar expenditures if no funds were so borrowed). Operating Expenses will also include capital expenses necessitated by casualties to the extent not covered by insurance, including any deductible feature of any insurance carried by Landlord with respect thereto.

        (c) "Real Estate Taxes" are defined as the annual real estate taxes, payments "in lieu" of real estate taxes, assessments (whether general or special and including all assessments for public improvements or benefits) or other rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees and charges, in each case whether general or special, which are levied or assessed against the Property. Real Estate Taxes will not include income, franchise, inheritance or foreign ownership or foreign control taxes (but Tenant will at all times be responsible for any taxes levied, assessed or imposed upon its property), provided, however, that if at any time after the date of this Lease the method of taxation of real estate prevailing at the date of this lease is altered (other than a change from "in lieu" payment to ad valorem assessment) and there is levied, assessed and imposed in addition and/or in substitution, in whole or in part, for the present general real estate taxes, a corporation franchise tax or any other tax, however denominated and by whatever taxing authority (including, but not limited to, any municipal, county, state or federal authority) which is measured by or based on whole or in part upon the Demised Premises, or the value thereof, or the revenues or rents derived therefrom, and which is imposed upon Landlord, then all such taxes, or the part thereof so measured or based, will be deemed to be included within the phrase "Real Estate Taxes" used herein but only to the extent to which such taxes are substituted for the present general real estate taxes.

BILLING AND PAYMENT
- -------------------

     The amounts required to be paid By Tenant pursuant hereto will be paid by Tenant in monthly installments in such amounts as are estimated by Landlord from time to time (which may be revised from time to time as Landlord may deem necessary). Within a reasonable time after the end of Landlord's fiscal year, Landlord shall deliver to Tenant a statement of Operating Expenses and Real Estate Taxes for such fiscal year and the monthly installments to be paid or payable will be adjusted between Landlord and Tenant, Tenant agreeing to pay to Landlord within thirty (30) days of receipt of such statement, and Landlord agreeing to credit to Tenant (or to pay to Tenant if the Term of the Lease has ended), within thirty (30) days of receipt of such statement, as applicable, such amount as may be necessary to effect adjustment. Failure of Landlord to provide the statement called for hereunder within the time prescribed will not relieve Tenant from its obligations hereunder.

APPORTIONMENT; SURVIVAL
- -----------------------

          Any Operating Expenses and Real Estate Taxes, whether or not a lien upon the Property, which accrue on an annual basis but relate in part to a period subsequent to the Term, will be apportioned between Landlord and Tenant as of the end of the Term based upon the final bill for the applicable year; it being intended that Tenant will pay its pro rata share of only that portion of the Operating Expenses and Real Estate Taxes as is allocable to the Term of this Lease. Tenant's obligation to pay Operating Expenses and Real Estate Taxes, as provided above, accruing during the Term, will survive the expiration or earlier termination of this Lease.

                                   EXHIBIT F

                                  OPTION TERM
                                  -----------

Provided Tenant is not and has not been in Default under the terms of this Lease, Tenant shall have the right and option, exercisable by giving Landlord prior written notice thereof not less than six (6) months in advance of the expiration of the Term, to extend the Term for two (2) additional periods of one
(1) year. In the event Tenant exercises such option, all other terms of the Lease shall remain the same except that Base Rent shall increase by two (2) percent of the preceding lease year.

                                   EXHIBIT G

                        RIDER TO GENERAL TERMS OF LEASE
                                    BETWEEN

               TINICUM PROPERTIES ASSOCIATES LIMITED ("LANDLORD")
                                      AND
                         WORLD AIRWAYS, INC. ("TENANT")

THE FOLLOWING SECTION NUMBERS REFER TO THE SECTIONS IN THE "GENERAL TERMS OF LEASE":

     Section 3.6 Add "Notwithstanding anything to the contrary herein contained, in the event possession of the Demised Premises is not delivered to Tenant on or before the later of a) May 15, 1993, or b) sixty (60) days after Landlord's execution of this Lease, for any reason other than a Tenant Delay, Tenant shall receive a credit of one day's base rent for each day after such time that possession of the Demised Premises is not delivered to Tenant. If Tenant takes possession of a portion of the Demised Premises, such credit shall be prorated based upon the ratio which the number of square feet not delivered to Tenant for occupancy bears to the number of square feet in the Demised Premises."

     Section 4.5 Change five (5) calendar days to ten (10; calendar days. Change five (5%) percent to two (2%) percent.

     Section 6.1 Paragraph (a). Change "Heat..." to "HVAC to maintain a reasonable temperature of an office environment, hot and cold water,,.."

     Section 6.2 Notwithstanding the foregoing, in the event Landlord fails to supply any services or utilities which Landlord is obligated to supply hereunder (not including electric and HVAC service for which Tenant is solely responsible), Rent shall abate until such services or utilities are restored if:

        a. such failure continues for ten (10) business days after Landlord's receipt of written notice of such failure; and

        b. Landlord fails to promptly take such action as is reasonable under the circumstances to restore such services or utilities and fails to continue to pursue same with due diligence; and

        c. the lack of such services or utilities is reasonably disruptive to Tenant's ability to perform its business.

     Section 7.3 Change "five (5%) percent" to "two (2%) percent."

     Section 8.1 Paragraph (a) (i). Change "five (5) days" to "ten (10) days."

     Section 11.2 In the second sentence, change "sole and unreviewable" to "reasonable."

     Section 17.1 In the second sentence, change "a reasonable time" to "thirty
(30) days."

     Section 18.4 Change "one hundred eighty (180) days" to "one hundred twenty
(120) days." Change "two hundred ten (210) days" to "one hundred fifty (150) days."

     Section 18.5 Change "two hundred ten (210) days" to "one hundred fifty
(150) days."

     Section 20.1 Delete the word "solely" from the 6th line.

     Section 21.2 Change "five (5%) percent" to "two (2%) percent."

     Section 22.1 Change "ten (10) days" to "twenty (20) days."

     Section 22.2 Change "ten (10) days" to "twenty (20) days." Add "Tenant will have no obligation to provide an estoppel certificate more than four (4) times per year, but will make a reasonable effort to provide such additional information in the event it is required more than four (4) times per year."

     Exhibit E Operating Expenses shall not include operating and capital costs which are related to rail usage, crane usage and other uses which are obviously of an industrial nature and of which Tenant has no benefit or use due to Tenant's office lease. Tenant shall have the right at Landlord's principal place of business, on reasonable notice to Landlord, to inspect Landlord's books and records with respect to any operating expense statement delivered to Tenant.

     Section 23.2 Delete Paragraphs (c), (d) and (e)

                                   EXHIBIT B
                       LEASE COMMENCEMENT DATE AGREEMENT
                       ---------------------------------

     THIS AGREEMENT made this 30th day of June, 1993 by and between Tinicum Properties Associates Limited Partnership ("Landlord") and World Airways, Inc. (A Delaware Corporation) ("Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into an Agreement of Lease dated March 30, 1993 ("Lease") setting forth the terms of occupancy by Tenant of all or a portion of a building located at 15,000 American Way, Tinicum Industrial Park 10 Industrial Highway, Mail Stop #19, Lester, PA 19113, and

     WHEREAS, the Lease is for an initial term of four (4) years and the Commencement Date of the initial term of the Lease has been determined in accordance with the provisions of Article 3 of the Lease.

     NOW, THEREFORE, it is agreed and confirmed by the parties as follows:

     1. The Commencement Date of the initial term of the Lease is 6/1/93 and the termination date of the initial term of the Lease is 5/31/97.

     2. The date on which the first payment of Base Rent and Additional Rent is due from Tenant is 6/1/93.

     3. This agreement is executed by the parties for the purpose of providing a record of the commencement, termination and Base Rent commencement dates of the Lease.

     IN WITNESS THEREOF, the parties, by their duly authorized representatives, have executed this instrument as of the day and year first above written.

               Landlord:
               TINICUM PROPERTIES ASSOCIATES
               LIMITED PARTNERSHIP, A Pennsylvania
               Limited Partnership

               By: Tinicum Industrial Park, Inc., General Partner



Attest:                                By:
        -----------------------------      -----------------------------


                                       Tenant:
                                       WORLD AIRWAYS, INC. A
                                       DELAWARE CORPORATION)

Attest:                                By:
        -----------------------------      -----------------------------

                            FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT, made as of the 9th day of July, 1993, by and between TINICUM PROPERTIES ASSOCIATES LIMITED PARTNERSHIP, a Pennsylvania limited Partnership ("Landlord"), and WORLD AIRWAYS, INC. ("Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into a Lease dated March 30, 1993 covering 5,866 sf located in "E" Building, 15,000 American Way, at Tinicum Industrial Park, 10 Industrial Highway, Lester, Pennsylvania, as more fully described in the Lease (the "Demised Premises"); and

     WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease.

     NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and covenants contained herein and in the Lease, and intending to be legally bound hereby agree that:

     1. Capitalized terms used in this First Amendment shall have the meanings ascribed to them in the Lease.

     2. An additional 700 sf of space is added, as shown on Exhibit A-1, upon substantial completion of tenant improvements at the same rent and additional rent charges per square foot as the original space, with lease termination being the same as the original space and annual rental adjustment per the Terms of the Original Lease and Commencement Date Agreement executed 6/30/93.

     3. Scope of tenant improvements include those listed on Exhibit "C" to this First Amendment with installation consistent with Exhibit "C" of the original space. (Attached)

     4. Except as expressly modified herein, the terms and conditions of the Lease shall remain unchanged and in full force and effect and Tenant agrees that it has no charge or offset with respect to rent due or to become due under the terms of the Lease.

     5. The First Amendment to Lease shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment the day and year first above written.

                                    LANDLORD:
                                    TINICUM PROPERTIES ASSOCIATES
                                    LIMITED PARTNERSHIP, a
                                    Pennsylvania
                                    Limited Partnership

                                    By: Tinicum Industrial Park Inc.,
                                    General Partner



Attest:                                By:
        ----------------------------      -----------------------------
                                    TENANT:
                                    WORLD AIRWAYS, INC.


Attest:                                By:
        -----------------------------      -----------------------------

                                  EXHIBIT "C"
                 TO FIRST AMENDMENT BETWEEN WORLD AIRWAYS, INC.
                                      AND
               TINICUM PROPERTIES ASSOCIATES LIMITED PARTNERSHIP

SCOPE OF WORK
- -------------

1.  Metal stud and drywall partitions
2.  One new door frame and hardware
3.  Suspended ceiling repair
4.  Mini blinds
5.  Painting
6.  Electrical
7.  Carpet and vinyl base
8.  Fire sprinklers to Code

Common Hall
- -----------

1.  Painting
2.  Electrical
  A.  One exit light
  B.  Three 1 X 4 light fixtures

HVAC
- ----

1.  Split System

                                   EXHIBIT C
                        SCOPE OF TENANT IMPROVEMENT WORK
                        --------------------------------


The following improvements shall be completed by Landlord at Landlord's sole cost and expense:

1. Floor covering, colors, designs and specifications per carpet, floor tile and paste to be as chosen by Tenant and approved by Landlord among the samples provided by Landlord.

2. Partitions - demising partitions to be metal studs with 1/2" drywall, fire rated where required, up to under side of suspended ceiling or structural slab according to plan.

3. Painting and staining interior wall surfaces of gypsum board to receive one prime coat and one finish coat of latex finish, color to be selected by Tenant from building standard color chart.

    Exposed interior ferrous metal surfaces including piping, ductwork and mechanical equipment to receive one coat of enamel primer and one finish coat of enamel.

    Metal doors, door but, and other metal surfaces not having shop finish to receive one prime coat and one finish cost.

    All wood doors to be finished with one coat sanding sealer and one coat clear polyurethane.

4.  Doors - All interior doors to be hollow core wood veneer 3'0" by 6'8".

    Emergency exit doors as required by code.

5. Finish hardware to be medium duty commercial type manufacturer models to be approved by Landlord.

    All interior doors to be provided with key-access hardware.

    Tenant entrance door to be provided with heavy duty combination lock set and door closure.

6. Ceiling to be white 2' x 4' x 5/8" acoustical ceiling tiles and exposed white grid system.

    Exceptions to the ceiling height will be made to accommodate piping, mechanical ducts and shafts, and other obstructions located above the ceiling.

7. Perimeter window blinds to be horizontal narrow slat window blinds per Landlord's specifications.

8. Electrical systems - Demised Premises to be provided with electrical service in accordance with applicable codes.

    Demised Premises to be serviced by designated meter from which Tenant will receive a monthly electric bill.

    All duplex outlets and switches in accordance with the enclosed floor plan.

9. Lighting Fixtures - Standard fixtures to be 2' x 4' with four forth watt fluorescent lamps in a quantity of 1 fixture per 100 square feet.

    Emergency egress lighting to be provided by the use of standard fixtures by emergency battery back-up power as required by code.

10. Communication - Tenant to be responsible for providing and installing, at its expense, communication systems including, but not limited to, telephone, fiber optics, computer, intercom system and audio/visual system. Wiring installation above finished ceiling shall be approved for plenum installation. Tenant shall provide required areas within Demised Premises for communication systems equipment.

    Access to the Demised Premises through the building's core by servicing utilities shall be coordinated with and approved by Landlord.

11. Landlord shall turn on the existing water fountain located in Tenant's lounge area.

    One stainless steel sink shall be provided in Tenant break area (counter top and base cabinet included).

12. HVAC - Demised Premises to be provided with a variable air volume cooling system at a rate of one ton per 400 square feet. Tenant acknowledges that the training area HVAC system is also sized at one ton per 400 square feet, and three individually switch ceiling fans shall be used to recirculate the existing air flow throughout the training center.

13. Fire Protection - The building sprinkler has been designed in accordance with applicable building codes. Changes in the sprinkler system to accommodate the Tenant's equipment is the training room will be completed by Landlord prior to Tenant's occupancy at Landlord's sole cost and expense.

    Any future additional requirements per sprinkler system service (adds, relocates, deletions) made necessary by the Tenant's usage of the Demised Premises will be at Tenant's cost.

14. Heat and smoke detection systems, chemical dry fire extinguishers, or any other system required as a result of Tenant's specific use will be at the Tenant's cost.

15. Identification - Tenant identification to be provided by Landlord at Tenant's cost on main building entrance directory, street sign directory, lobby directory, as well as entrance door to Demised Premises subject to approval by Landlord.

                                   EXHIBIT B

                       LEASE COMMENCEMENT DATE AGREEMENT
                       ---------------------------------

   THIS AGREEMENT made this 27th day of October, 1993 by and between Tinicum Properties Associates Limited Partnership ("Landlord") and World Airways, Inc. (A Delaware Corporation) ("Tenant").

                                  WITNESSETH:

   WHEREAS, Landlord and Tenant entered into an Agreement of Lease dated March 30, 1993 ("Lease") setting forth the terms of occupancy by Tenant of all or a portion of a building located at 15,000 American Way, Tinicum Industrial Park, 10 Industrial Highway, Mail Stop #19, Lester, PA 19113, and modified by Lease Amendment #1 dated July 9, 1993.

   WHEREAS, the Lease is for an initial term of four (4) years and the Commencement Date of the initial term of the Lease has been determined in accordance with the provisions of Article 3 of the Lease.


   NOW, THEREFORE, it is agreed and confirmed by the parties as follows:

   1. The Commencement Date of the term of the Lease Amendment #1 is 9/1/93 and the termination date of the term of the Lease Amendment #1 is 5/31/97.

   2. The date on which the first payment of Base Rent and Additional Rent for the additional space is due from Tenant is 9/1/93.

   3. This agreement is executed by the parties for the purpose of providing a record of the commencement, termination and Base Rent commencement dates of the Lease Amendment #1.

   IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this instrument as of the day and year first above written.

                              Landlord:
                              TINICUM PROPERTIES ASSOCIATES
                              LIMITED PARTNERSHIP, A Pennsylvania
                              Limited Partnership

                              By: Tinicum Industrial Park, Inc., General Partner



Attest:                              By:
- -----------------------------------      -----------------------------
                                     Tenant:
                                     WORLD AIRWAYS, INC. (A DELAWARE
                                     CORPORATION)

Attest:                              By:
        -----------------------------    -----------------------------